                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                                File No. 2-10765
                                                                File No. 811-249

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

         Pre-Effective Amendment No.  _____                                  [ ]
         Post-Effective Amendment No.  116                                   [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

         Amendment No.                 116

                          DELAWARE GROUP EQUITY FUNDS I
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           2005 Market Street, Philadelphia, Pennsylvania    19103-7094
           ------------------------------------------------------------
              (Address of Principal Executive Offices)       (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918

      Richelle S. Maestro, 2005 Market Street, Philadelphia, PA 19103-7094
      --------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:                           December 31, 2003

It is proposed that this filing will become effective:

         [ ]      Immediately upon filing pursuant to paragraph (b)
         [X]      on December 31, 2003 pursuant to paragraph (b)
         [ ]      60 days after filing pursuant to paragraph (a) (1)
         [ ]      on (date) pursuant to paragraph (a)(1)
         [ ]      75 days after filing pursuant to paragraph (a) (2)
         [ ]      on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 116 to Registration File No. 2-10765 includes the following:

         1.       Facing Page

         2.       Contents Page

         3.       Part A - Prospectuses

         4.       Part B - Statement of Additional Information

         5.       Part C - Other Information

         6.       Signatures

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


BLEND


Prospectus December 31, 2003
--------------------------------------------------------------------------------

           DELAWARE BALANCED FUND
           CLASS A  - CLASS B - CLASS C - CLASS R
















           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
           APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
           UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents


         -----------------------------------------------------------------
         Fund profile                                               page 2
         Delaware Balanced Fund                                          2
         -----------------------------------------------------------------
         How we manage the Fund                                     page 5
         Our investment strategies                                       5
         The securities we typically invest in                           6
         The risks of investing in the Fund                              8
         -----------------------------------------------------------------
         Who manages the Fund                                      page 10
         Investment manager                                             10
         Portfolio managers                                             10
         Who's who?                                                     11
         -----------------------------------------------------------------
         About your account                                        page 12
         Investing in the Fund                                          12
            Choosing a share class                                      12
            Dealer compensation                                         15
         How to reduce your sales charge                                16
         How to buy shares                                              17
         Retirement plans                                               18
         How to redeem shares                                           18
         Account minimums                                               19
         Special services                                               20
         Dividends, distributions and taxes                             21
         -----------------------------------------------------------------
         Financial highlights                                      page 22
         -----------------------------------------------------------------
         Glossary                                                  page 25

Profile: Delaware Balanced Fund

What is the Fund's goal?

         Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

         -        Investors with long-term financial goals.

         - Investors looking for stocks and bonds combined in a single investment.

         -        Investors seeking modest quarterly income.

         -        Investors seeking a measure of capital preservation.

Who should not invest in the Fund

         -        Investors with short-term financial goals.

         - Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? Under normal circumstances, the Fund will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Balanced Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years as well as the average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. Returns are not shown for Class R shares because the class commenced operations after the calendar year. The Fund's past performance does not necessarily indicate how it will perform in the future.

Year-by-year total return (Class A)

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
  9.39%  -1.35%  25.88%  13.94%  24.47%  17.40%  -7.98%  -2.77%  -7.62%  -15.82%

As of September 30, 2003, the Fund's Class A shares had a calendar year-to-date return of 10.24%. During the ten years illustrated in this bar chart, Class A's highest quarterly return was 15.07% for the quarter ended December 31, 1998 and its lowest quarterly return was -16.52% for the quarter ended September 30, 2001.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual returns for periods ending 12/31/02

                                                                         10 years or
                                                    1 year     5 years    lifetime**
                                                    ------     -------   -----------
Class A return before taxes                         -20.67%      -5.10%         4.02%
Class A return after taxes on distributions         -21.24%      -6.58%         1.57%
Class A return after taxes on distributions
 and sale of Fund shares                            -12.68%      -4.23%         2.47%
Class B return before taxes*                        -19.74%      -5.04%         3.47%
Class C return before taxes*                        -17.27%      -4.69%         1.79%
S&P 500 Index (reflects no deduction for fees,
 expenses or taxes)                                 -22.09%      -0.58%         9.34%
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees,
 expenses or taxes)                                  10.25%       7.55%         7.51%

The Fund's returns above are compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indexes are unmanaged and do not include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to the Fund since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be -16.44%, -4.70% and 3.47% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -16.45%, -4.69% and 1.79% for the one-year, five-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class B, Class C and Class R shares of the Fund were September 6, 1994, November 29, 1995 and June 2, 2003, respectively. Class A, S&P 500 Index and Lehman Brothers Aggregate Bond Index returns are for 10 years. S&P 500 Index returns for Class B and Class C lifetime periods were 9.97% and 7.08%, respectively. Lehman Brothers Aggregate Bond Index returns for Class B and Class C lifetime periods were 8.39% and 7.40%, respectively. Returns are not shown for Class R shares because the class commenced operations after the calendar year.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charge when you buy or sell Class R shares.

CLASS                                                            A           B            C           R
----------------------------------------------------           -----       -----        -----       -----
Maximum sales charge (load) imposed
 on purchases as a percentage
 of offering price                                              5.75%       none         none        none
Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower                  none(1)     4.00(2)      1.00%(3)    none
Maximum sales charge (load) imposed
 on reinvested dividends                                        none        none         none        none
Redemption fees                                                 none        none         none        none
Exchange fees(4)                                                none        none         none        none
---------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the
 Fund's assets.

Management fees                                                 0.65%       0.65%        0.65%       0.65%
Distribution and service (12b-1) fees(5)                        0.25%       1.00%        1.00%       0.60%
Other expenses                                                  0.48%       0.48%        0.48%       0.48%
Total operating expenses                                        1.38%       2.13%        2.13%       1.73%
Fee waivers and payments(5)                                    (0.03%)         -            -           -
Net expenses                                                    1.35%       2.13%        2.13%       1.73%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(7)         A          B             B          C              C          R
---------    --------   --------  -------------   --------  -------------   --------
                                  (if redeemed)             (if redeemed)
1 year           $705       $216           $616       $216           $316       $176
3 years          $984       $667           $942       $667           $667       $545
5 years        $1,284     $1,144         $1,369     $1,144         $1,144       $939
10 years       $2,135     $2,271         $2,271     $2,462         $2,462     $2,041

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for the Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10% of the average daily net assets. Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through December 31, 2004 to no more than 0.25% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. The example reflects the net operating expense with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.

We seek capital appreciation by investing at least 25% of the Fund's net assets in equity securities of companies we believe have:

- reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

-        strong, capable management teams and competitive products or services;
         and

-        an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

           Securities                               How we use them
-----------------------------------       -------------------------------------
Common stocks: Securities that            Under normal circumstances, we
represent shares of ownership in a        invest at least 25% of net assets
corporation. Stockholders                 in common stocks.
participate in the corporation's
profits and losses, proportionate
to the number of shares they own.

Convertible securities: Usually           The Fund may invest in convertible
preferred stocks or corporate bonds       securities; however, we will not
that can be exchanged for a set           invest more than 10% of net assets
number of shares of common stock at       in convertible securities that are
a predetermined price. These              rated below investment grade by a
securities offer higher                   nationally recognized statistical
appreciation potential than               ratings organization (NRSRO) or in
nonconvertible bonds and greater          securities that are unrated but
income potential than                     deemed equivalent to non-investment
nonconvertible preferred stocks.          grade.

Mortgage-backed securities:               There is no limit on
Fixed-income securities that              government-related mortgage-backed
represent pools of mortgages, with        securities or on fully
investors receiving principal and         collateralized privately issued
interest payments as the underlying       mortgage-backed securities.
mortgage loans are paid back. Many
are issued and guaranteed against         We may invest up to 20% of net
default by the U.S. government or         assets in mortgage-backed
its agencies or instrumentalities,        securities issued by private
such as the Federal Home Loan             companies whether or not the
Mortgage Corporation, Federal             securities are 100% collateralized.
National Mortgage Association and         However, these securities must be
the Government National Mortgage          rated at the time of purchase in
Association. Others are issued by         one of the four highest categories
private financial institutions,           by an NRSRO. The privately issued
with some fully collateralized by         securities we invest in are either
certificates issued or guaranteed         CMOs or REMICs (see below).
by the U.S. government or its
agencies or instrumentalities.

Collateralized mortgage obligations       See mortgage-backed securities above.
(CMOs) and Real Estate Mortgage
Investment Conduits (REMICs):
Privately issued mortgage-backed
bonds whose underlying value is the
mortgages that are grouped into
different pools according to their
maturity.

Asset-backed securities: Bonds or         The Fund invests only in
notes backed by accounts receivable       asset-backed securities rated in
including home equity, automobile         one of the four highest categories
or credit loans.                          by an NRSRO.

Corporate bonds: Debt obligations         We focus on bonds rated in one of
issued by a corporation.                  the four highest categories by an
                                          NRSRO (or if unrated, deemed
                                          equivalent), with maturities
                                          between one and 30 years.

Repurchase agreements: An agreement       Typically, we use repurchase
between a buyer of securities, such       agreements as a short-term
as the Fund, and a seller of              investment for the Fund's cash
securities, in which the seller           position. In order to enter into
agrees to buy the securities back         these repurchase agreements, the
within a specified time at the same       Fund must have collateral of 102%
price the buyer paid for them, plus       of the repurchase price. The Fund
an amount equal to an agreed upon         may not have more than 10% of its
interest rate. Repurchase                 total assets in repurchase
agreements are often viewed as            agreements with maturities of over
equivalent to cash.                       seven days. The Fund will only
                                          enter into repurchase agreements in
                                          which the collateral is comprised
                                          of U.S. government securities.

            Securities                               How we use them
-----------------------------------       -------------------------------------
American Depositary Receipts              We may invest without limitation in
(ADRs): Certificates issued by a          ADRs.
U.S. bank which represent the
bank's holdings of a stated number
of shares of a foreign corporation.
An ADR entitles the holder to all
dividends and capital gains earned
by the underlying foreign shares,
and an ADR is bought and sold the
same as U.S. securities.

Options and futures: Options              At times when we anticipate adverse
represent a right to buy or sell a        conditions, we may want to protect
security or a group of securities         gains on securities without
at an agreed upon price at a future       actually selling them. We might buy
date. The purchaser of an option          or sell options or futures to
may or may not choose to go through       neutralize the effect of any price
with the transaction. The seller of       declines, without buying or selling
an option, however, must go through       a security, or as a hedge against
with the transaction if its               changes in interest rates. We might
purchaser exercises the option.           also use options or futures to gain
                                          exposure to a particular market
Futures contracts are agreements          segment without purchasing
for the purchase or sale of a             individual securities in that
security or a group of securities         segment or to earn additional
at a specified price, on a                income for the Fund.
specified date. Unlike purchasing
an option, a futures contract must        Use of these strategies can
be executed unless it is sold             increase the operating costs of the
before the settlement date.               Fund and can lead to loss of
                                          principal.
Certain options and futures may be
considered to be derivative
securities.

Restricted securities: Privately          The Fund may invest in privately
placed securities whose resale is         placed securities including those
restricted under securities law.          that are eligible for resale only
                                          among certain institutional buyers
                                          without registration, which are
                                          commonly known as Rule 144A
                                          Securities.

Interest rate swap and index swap         We may use interest rate swaps to
agreements: In an interest rate           adjust the Fund's sensitivity to
swap, a fund receives payments from       interest rates, or to hedge against
another party based on a floating         changes in interest rates.
interest rate in return for making
payments based on a fixed interest        Index swaps may be used to gain
rate. An interest rate swap can           exposure to markets that the Fund
also work in reverse, with a fund         invests in or as a substitute for
receiving payments based on a fixed       futures, options or forward
interest rate and making payments         contracts if such contracts are not
based on a floating interest rate.        directly available to the Fund on
In an index swap, a fund receives         favorable terms.
gains or incurs losses based on the
total return of an index, in              Interest rate swaps and index swaps
exchange for making fixed or              will be considered illiquid
floating interest rate payments to        securities (see below).
another party.

Illiquid securities: Securities           We may invest up to 10% of total
that do not have a ready market,          assets in illiquid securities.
and cannot be easily sold within
seven days at approximately the
price that a Fund has valued them.
Illiquid securities include
repurchase agreements maturing in
more than seven days.

The Fund may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year, if for example the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

              Risks                             How we strive to manage them
-----------------------------------       -------------------------------------
Market risk is the risk that all or       We maintain a long-term investment
a majority of the securities in a         approach and focus on securities
certain market - like the stock or        that we believe can appreciate over
bond market - will decline in value       an extended period of time
because of factors such as economic       regardless of interim market
conditions, future expectations or        fluctuations. We do not try to
investor confidence.                      predict overall stock market
                                          movements and generally do not
Index swaps are subject to the same       trade for short-term purposes.
market risks as the investment
market or sector that the index           We diversify the Fund's assets
represents. Depending on the actual       among two major categories of
movements of the index and how well       investments - stocks and bonds -
the portfolio manager forecasts           which tend to increase and decline
those movements, a fund could             in value in different economic or
experience a higher or lower return       investment conditions.
than anticipated.
                                          In evaluating the use of an index
                                          swap, we carefully consider how
                                          market changes could affect the
                                          swap and how that compares to us
                                          investing directly in the market
                                          the swap is intended to represent.

Industry and security risk is the         We limit the amount of the Fund's
risk that the value of securities         assets invested in any one industry
in a particular industry or the           and in any individual security. We
value of an individual stock or           also follow a rigorous selection
bond will decline because of              process before choosing securities
changing expectations for the             for the portfolio.
performance of that industry or for
the individual company issuing the
stock or bond.

               Risks                           How we strive to manage them
-----------------------------------       -------------------------------------
Interest rate risk is the risk that       We do not try to increase return by
securities, particularly bonds with       predicting and aggressively
longer maturities, will decrease in       capitalizing on interest rate
value if interest rates rise.             moves. Instead, we aim to keep the
                                          interest rate risk similar to the
Swaps may be particularly sensitive       Lehman Brothers Aggregate Bond
to interest rate changes. Depending       Index.
on the actual movements of interest
rates and how well the portfolio          We will not invest in swaps with
manager anticipates them, a fund          maturities of more than two years.
could experience a higher or lower        Each business day we will calculate
return than anticipated.                  the amount the Fund must pay for
                                          swaps it holds and will segregate
                                          cash or other liquid securities to
                                          cover that amount.

Foreign risk is the risk that             We typically invest only a small
foreign securities may be adversely       portion of the Fund's portfolio in
affected by political instability,        foreign securities. When we do
changes in currency exchange rates,       purchase foreign securities, they
foreign economic conditions or            are often denominated in U.S.
inadequate regulatory and                 dollars. We also tend to avoid
accounting standards.                     markets where we believe accounting
                                          principles or the regulatory
                                          structure are underdeveloped.

Liquidity risk is the possibility         We limit exposure to illiquid
that securities cannot be readily         securities.
sold within seven days at
approximately the price that a fund       Swap agreements will be treated as
values them.                              illiquid securities, but most swap
                                          dealers will be willing to
                                          repurchase interest rate swaps.

Futures and options risk is the           We will buy and sell options and
possibility that a fund may               futures for defensive purposes,
experience a significant loss if it       such as to protect gains in the
employs an options or futures             portfolio without actually selling
strategy related to a security or a       a security, to neutralize the
market index and that security or         impact of interest rate changes or
index moves in the opposite               to earn additional income. We will
direction from what the portfolio         not use futures and options for
manager anticipated. Futures and          speculative reasons or in an effort
options also involve additional           to enhance return.
expenses, which could reduce any
benefit or increase any loss to a
fund from using the strategy.

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.65% as a percentage of average daily net assets for the last fiscal year.

Portfolio managers

Paul Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund. Steven
T. Lampe and Michael S. Morris have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been co-managing the fixed-income portion of the Fund since April 25, 2000.

Stephen R. Cianci, Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder. He has been co-managing the fixed-income portion of the Fund since April 25, 2000.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Fund since November 5, 2001.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 10 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Fund since November 5, 2001.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                              Custodian
Delaware Management Company   ---------------------       The Fund        ------------------       JPMorgan Chase Bank
    2005 Market Street                                -------------------                       4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                          Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                                                 Distributor            |
                                        Delaware Distributors, L.P.     ------------------------------
                                             2005 Market Street                  Service agent
                                        Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
                                        ---------------------------             2005 Market Street
                                                                |          Philadelphia, PA 19103-7094
                                                                |       ------------------------------
                                      ---------------------------------        |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
----------------------------                2001 Market Street                 |
  Portfolio managers                    Philadelphia, PPA 19103-7055           |
(see page 10 for details)             ---------------------------------        |
----------------------------                                     |             |
                                                                 |             |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients-analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the Distributor. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS A

- Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

- If you invest $50,000 or more, your front-end sales charge will be reduced.

- You may qualify for other reduced sales charges, as described in "How to reduce your sales charge", and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

- Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

- Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

- Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges

                                 Sales charge as %        Sales charge as %
Amount of purchase               of offering price      of amount invested(1)
-----------------------------    -----------------      ---------------------
Less than $50,000                      5.75%                    6.10%
$50,000 but under $100,000             4.75%                    4.99%
$100,000 but under $250,000            3.75%                    3.90%
$250,000 but under $500,000            2.50%                    2.56%
$500,000 but under $1 million          2.00%                    2.04%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation for a description of the amount of dealer commission that is paid.

                                   Sales charge as %     Sales charge as %
Amount of purchase                 of offering price    of amount invested
---------------------------------  -----------------    ------------------
$1,000,000 up to $5 million            none                     none
Next $20 million up to $25 million     none                     none
Amount over $25 million                none                     none

(1) This is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary based on the amount invested, rounding and the then-current NAV.

CLASS B

- Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

- If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

- Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

- For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

- Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

- Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

-        You may purchase only up to $100,000 of Class B shares at any one time.
         The limitation on maximum purchases varies for retirement plans.

CLASS C

- Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

- Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

- Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

- Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

- Unlike Class B shares, Class C shares do not automatically convert into another class.

- You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

- Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

- Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

- Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

- Unlike Class B shares, Class R shares do not automatically convert into another class.

- Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Dealer compensation

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                            CLASS A(1)   CLASS B(2)   CLASS C(3)   CLASS R(4)
                            ----------   ----------   ----------   ----------
Commission (%)                       -         4.00%        1.00%           -
Investment up to $49,999          5.00%           -            -            -
$50,000 to $99,999                4.00%           -            -            -
$100,000 to $249,999              3.00%           -            -            -
$250,000 to $499,999              2.00%           -            -            -
$500,000 to $999,999              1.60%           -            -            -
$1,000,000 to $4,999,999          1.00%           -            -            -
$5,000,000 to $24,999,999         0.50%           -            -            -
$25,000,000 or more               0.25%           -            -            -
12b-1 Fee to Dealer               0.30%        0.25%        1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992, a lesser amount may be paid. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through December 31, 2004.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names and their holdings of qualifying family members. Class R shares have no up-front sales charge.

                                                                              Share class
        Program               How it works                  A                      B                     C
----------------------   ----------------------   ---------------------   ----------------------------------------
Letter of Intent         Through a Letter of                X             Although the Letter of Intent and Rights
                         Intent you agree to                              of Accumulation do not apply to the
                         invest a certain                                 purchase of Class B and Class C shares,
                         amount in Delaware                               you can combine your purchase of Class A
                         Investments Funds                                shares with your purchase of Class B and
                         (except money market                             Class C shares to fulfill your Letter of
                         funds with no sales                              Intent or qualify for Rights of
                         charge) over a                                   Accumulation.
                         13-month period to
                         qualify for reduced
                         front-end sales
                         charges.

Rights of Accumulation   You can combine your              X
                         holdings or
                         purchases of all
                         funds in the
                         Delaware Investments
                         family (except money
                         market funds with no
                         sales charge) as
                         well as the holdings
                         and purchases of
                         your spouse and
                         children under 21 to
                         qualify for reduced
                         front-end sales
                         charges.

Reinvestment of          Up to 12 months          For Class A, you will   For Class B, your     Not available.
Redeemed Shares          after you redeem         not have to pay an      account will be
                         shares, you can          additional front-end    credited with the
                         reinvest the             sales charge.           contingent deferred
                         proceeds without                                 sales charge you
                         paying a sales                                   previously paid on
                         charge as noted to                               the amount you are
                         the right.                                       reinvesting. Your
                                                                          schedule for
                                                                          contingent deferred
                                                                          sales charges and
                                                                          conversion to Class
                                                                          A will not start
                                                                          over again; it will
                                                                          pick up from the
                                                                          point at which you
                                                                          redeemed your
                                                                          shares.

SIMPLE IRA, SEP/IRA,     These investment                  X              There is no reduction in sales charges
SAR/SEP, Prototype       plans may qualify                                for Class B or Class C shares for group
Profit Sharing,          for reduced sales                                purchases by retirement plans.
Pension, 401(k),         charges by combining
SIMPLE 401(k),           the purchases of all
403(b)(7), and 457       members of the
Retirement Plans         group. Members of
                         these groups may
                         also qualify to
                         purchase shares
                         without a front-end
                         sales charge and may
                         qualify for a waiver
                         of any contingent
                         deferred sales
                         charges.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF A ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell ESA) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access

Online Account Access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund without paying a front-end or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

MoneyLine(SM) On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights

The Financial highlights tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                       Class A
                                         -------------------------------------------------------------------------------------
                                                                                                                    Year ended
                                                                                                                         10/31
Delaware Balanced Fund                            2003           2002(1)              2001              2000              1999
--------------------------------------   -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of period           $13.390           $15.100           $18.620           $21.600           $22.970
Income (loss) from investment
 operations:
Net investment income(2)                         0.182             0.234             0.349             0.403             0.422
Net realized and unrealized gain
 (loss) on investments                           1.749            (1.609)           (3.451)           (0.617)           (0.257)
                                         -------------     -------------     -------------     -------------     -------------
Total from investment operations                 1.931            (1.375)           (3.102)           (0.214)            0.165
                                         -------------     -------------     -------------     -------------     -------------
Less dividends and distributions
 from:
Net investment income                           (0.261)           (0.335)           (0.418)           (0.213)           (0.495)
Net realized gain on investments                     -                 -                 -            (2.553)           (1.040)
                                         -------------     -------------     -------------     -------------     -------------
Total dividends and distributions               (0.261)           (0.335)           (0.418)           (2.766)           (1.535)
                                         -------------     -------------     -------------     -------------     -------------
Net asset value, end of period                 $15.060           $13.390           $15.100           $18.620           $21.600
                                         =============     =============     =============     =============     =============
Total return(3)                                  14.53%            (9.38%)          (16.88%)           (0.75%)            0.44%
Ratios and supplemental data:
Net assets, end of period (000
 omitted)                                     $257,950          $253,089          $319,842          $436,534          $562,975
Ratio of expenses to average net
 assets                                           1.35%             1.37%             1.30%             1.31%             1.12%
Ratio of expenses to average net
 assets prior to expense limitation
 and expenses paid indirectly                     1.38%             1.37%             1.30%             1.31%             1.12%
Ratio of net investment income to
 average net assets                               1.30%             1.54%             2.07%             2.14%             1.85%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid
 indirectly                                       1.27%             1.54%             2.07%             2.14%             1.85%
Portfolio turnover                                 249%              368%              288%              165%               87%

                                                                                                                       Class B
                                         -------------------------------------------------------------------------------------
                                                                                                                    Year ended
                                                                                                                         10/31
Delaware Balanced Fund                            2003           2002(1)              2001              2000              1999
--------------------------------------   -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of period           $13.410           $15.110           $18.600           $21.590           $22.950
Income (loss) from investment
 operations:
Net investment income(2)                         0.073             0.121             0.223             0.259             0.246
Net realized and unrealized gain
 (loss) on investments                           1.743            (1.611)           (3.435)           (0.621)           (0.251)
                                         -------------     -------------     -------------     -------------     -------------
Total from investment operations                 1.816            (1.490)           (3.212)           (0.362)           (0.005)
                                         -------------     -------------     -------------     -------------     -------------
Less dividends and distributions
 from:
Net investment income                           (0.166)           (0.210)           (0.278)           (0.075)           (0.315)
Net realized gain on investments                     -                 -                 -            (2.553)           (1.040)
                                         -------------     -------------     -------------     -------------     -------------
Total dividends and distributions               (0.166)           (0.210)           (0.278)           (2.628)           (1.355)
                                         -------------     -------------     -------------     -------------     -------------
Net asset value, end of period                 $15.060           $13.410           $15.110           $18.600           $21.590
                                         =============     =============     =============     =============     =============
Total return(3)                                  13.66%           (10.06%)          (17.47%)           (1.52%)           (0.31%)
Ratios and supplemental data:
Net assets, end of period (000
 omitted)                                      $30,353           $32,035           $44,491           $49,353           $67,090
Ratio of expenses to average net
 assets                                           2.13%             2.12%             2.05%             2.07%             1.89%
Ratio of expenses to average net
 assets prior to expense limitation
 and expenses paid indirectly                        -                 -                 -                 -                 -
Ratio of net investment income to
 average net assets                               0.52%             0.81%             1.32%             1.38%             1.08%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid
 indirectly                                          -                 -                 -                 -                 -
Portfolio turnover                                 249%              368%              288%              165%               87%

                                                                                                                       Class C
                                         -------------------------------------------------------------------------------------
                                                                                                                    Year ended
                                                                                                                         10/31
Delaware Balanced Fund                            2003           2002(1)              2001              2000              1999
--------------------------------------   -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of period           $13.400           $15.090           $18.580           $21.570           $22.930
Income (loss) from investment
 operations:
Net investment income(2)                         0.073             0.121             0.222             0.251             0.246
Net realized and unrealized gain
 (loss) on investments                           1.733            (1.601)           (3.434)           (0.613)           (0.251)
                                         -------------     -------------     -------------     -------------     -------------
Total from investment operations                 1.806            (1.480)           (3.212)           (0.362)           (0.005)
                                         -------------     -------------     -------------     -------------     -------------
Less dividends and distributions
 from:
Net investment income                           (0.166)           (0.210)           (0.278)           (0.075)           (0.315)
Net realized gain on investments                     -                 -                 -            (2.553)           (1.040)
                                         -------------     -------------     -------------     -------------     -------------
Total dividends and distributions               (0.166)           (0.210)           (0.278)           (2.628)           (1.355)
                                         -------------     -------------     -------------     -------------     -------------
Net asset value, end of period                 $15.040           $13.400           $15.090           $18.580           $21.570
                                         =============     =============     =============     =============     =============
Total return(3)                                  13.60%           (10.01%)          (17.48%)           (1.52%)           (0.31%)
Ratios and supplemental data:
Net assets, end of period (000
 omitted)                                       $7,710            $6,937            $8,418           $10,933           $21,192
Ratio of expenses to average net
 assets                                           2.13%             2.12%             2.05%             2.07%             1.89%
Ratio of expenses to average net
 assets prior to expense limitation
 and expenses paid indirectly                        -                 -                 -                 -                 -
Ratio of net investment income to
 average net assets                               0.52%             0.81%             1.32%             1.38%             1.08%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid
 indirectly                                          -                 -                 -                 -                 -
Portfolio turnover                                 249%              368%              288%              165%               87%

                                               Class R
                                         -------------
                                             6/2/03(4)
                                               through
Delaware Balanced Fund                        10/31/03
--------------------------------------   -------------
Net asset value, beginning of period           $14.500
Income (loss) from investment
 operations:
Net investment income(2)                         0.050
Net realized and unrealized gain
 (loss) on investments                           0.564
                                         -------------
Total from investment operations                 0.614
                                         -------------
Less dividends and distributions
 from:
Net investment income                           (0.084)
Net realized gain on investments                     -
                                         -------------
Total dividends and distributions               (0.084)
                                         -------------
Net asset value, end of period                 $15.030
                                         =============
Total return(3)                                  4.25%
Ratios and supplemental data:
Net assets, end of period (000
 omitted)                                      $     -
Ratio of expenses to average net
 assets                                          1.74%
Ratio of expenses to average net
 assets prior to expense limitation
 and expenses paid indirectly                        -
Ratio of net investment income to
 average net assets                              0.70%
Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid
 indirectly                                          -
Portfolio turnover                                249%

(1) As required, effective November 1, 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014 and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sale charge. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(4) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.

How to read the Financial highlights

--------------------------------------------------------------------------------
Net investment income

Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------
Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

Capital

The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission

The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond

A debt security issued by a corporation. See Bond.

Cost basis

The original purchase price of an investment, used in determining capital gains and losses.

Depreciation

A decline in an investment's value.

Diversification

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities

Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index

An index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets

Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

                       This page intentionally left blank

DELAWARE BALANCED FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:

-        For fund information, literature, price, yield and performance figures.

- For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

- For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

Delaware Balanced Fund

             CUSIP          NASDAQ
            ---------      -------
Class A     246093108       DELFX
Class B     246093504       DELBX
Class C     246093702       DEDCX
Class R     246093884       DELRX

Investment Company Act file number: 811-249

PR-002[--]IVES 12/03                                                       J9508

BLEND

Prospectus December 31, 2003
--------------------------------------------------------------------------------

           DELAWARE BALANCED FUND
           INSTITUTIONAL CLASS











           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
           ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO
           THE CONTRARY IS A CRIMINAL OFFENSE.






                                      Delaware
                                      Investments(SM)
                                      ---------------------------------------
                                      A member of Lincoln Financial Group (R)

Table of contents

         ------------------------------------------------------------------
         Fund profile                                               page 2
         Delaware Balanced Fund                                          2
         ------------------------------------------------------------------
         How we manage the Fund                                     page 5
         Our investment strategies                                       5
         The securities we typically invest in                           6
         The risks of investing in the Fund                              8
         ------------------------------------------------------------------
         Who manages the Fund                                      page 10
         Investment manager                                             10
         Portfolio managers                                             10
         Who's who?                                                     11
         ------------------------------------------------------------------
         About your account                                        page 12
         Investing in the Fund                                          12
         How to buy shares                                              13
         How to redeem shares                                           14
         Account minimum                                                15
         Exchanges                                                      15
         Dividends, distributions and taxes                             15
         ------------------------------------------------------------------
         Financial highlights                                      page 16
         ------------------------------------------------------------------
         Glossary                                                  page 18

Profile: Delaware Balanced Fund

What are the Fund's goal?

Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

-        Investors with long-term financial goals.

-        Investors looking for stocks and bonds combined in a single investment.

-        Investors seeking modest quarterly income.

-        Investors seeking a measure of capital preservation.

Who should not invest in the Fund

-        Investors with short-term financial goals.

- Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? Under normal circumstances, the Fund will invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed-income securities. We invest in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest in various types of fixed-income securities, including U.S. government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balanced funds.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Balanced Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for the one-year, five-year and ten-year periods. The Fund's past performance does not necessarily indicate how it will perform in the future.

Year-by-year total return (Institutional Class)

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
  9.50%  -1.19%  26.15%  14.14%  24.77%  17.58%  -7.74%  -2.55%  -7.41%  -15.59%

As of September 30, 2003, the Fund's Institutional Class shares had a calendar year-to-date return of 10.41%. During the ten years illustrated in this bar chart, the Institutional Class' highest quarterly return was 15.10% for the quarter ended December 31, 1998 and its lowest quarterly return was -16.45% for the quarter ended September 30, 2001.

Average annual returns for periods ending 12/31/02

                                             1 year    5 years   10 years
                                             ------    -------   --------
Return before taxes                          -15.59%     -3.75%      4.85%
Return after taxes on distributions          -16.28%     -5.34%      2.30%
Return after taxes on distributions and
 sale of Fund shares                          -9.56%     -3.24%      3.11%
S&P 500 Index (reflects no deduction for
 fees, expenses or taxes)                    -22.09%     -0.58%      9.34%
Lehman Brothers Aggregate Bond Index
 (reflects no deduction for fees,
 expenses or taxes)                           10.25%      7.55%      7.51%

The Fund's returns above are compared to the performance of the S&P 500 Index and Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the indexes are unmanaged and do not include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Neither index is a perfect comparison to Delaware Balanced Fund since the S&P 500 Index does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?
--------------------------------------------------------------------------------

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price               none
Maximum contingent deferred sales charge
 (load) as a percentage of original purchase
 price or redemption price, whichever is lower             none
Maximum sales charge (load) imposed
 on reinvested dividends                                   none
Redemption fees                                            none
Exchange fees(1)                                           none
--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.

Management fees                                            0.65%
Distribution and service (12b-1) fees                      none
Other expenses                                             0.48%
Total operating expenses                                   1.13%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                        $115
3 years                                                       $359
5 years                                                       $622
10 years                                                    $1,375

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. The example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.

We seek capital appreciation by investing at least 25% of the Fund's net assets in equity securities of companies we believe have:

- reasonably priced equity securities with strong, consistent and predictable earnings growth rates;

-        strong, capable management teams and competitive products or services;
         and

-        an attractive debt to capitalization ratio or strong cash flow.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. Each bond in the portfolio will typically have a maturity between one and 30 years, and the average maturity of the portfolio will typically be between one and 10 years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

           Securities                           How we use them
-----------------------------------   ------------------------------------------
Common stocks: Securities that        Under normal circumstances, we
represent shares of ownership         invest at least 25% of net
in a corporation. Stockholders        assets in common stocks.
participate in the
corporation's profits and
losses, proportionate to the
number of shares they own.

Convertible securities:               The Fund may invest in
Usually preferred stocks or           convertible securities;
corporate bonds that can be           however, we will not invest
exchanged for a set number of         more than 10% of net assets in
shares of common stock at a           convertible securities that
predetermined price. These            are rated below investment
securities offer higher               grade by a nationally
appreciation potential than           recognized statistical ratings
nonconvertible bonds and              organization (NRSRO) or in
greater income potential than         securities that are unrated
nonconvertible preferred              but deemed equivalent to
stocks.                               non-investment grade.

Mortgage-backed securities:           There is no limit on
Fixed-income securities that          government-related
represent pools of mortgages,         mortgage-backed securities or
with investors receiving              on fully collateralized
principal and interest                privately issued
payments as the underlying            mortgage-backed securities.
mortgage loans are paid back.
Many are issued and guaranteed
against default by the U.S.           We may invest up to 20% of net
government or its agencies or         assets in mortgage-backed
instrumentalities, such as the        securities issued by private
Federal Home Loan Mortgage            companies whether or not the
Corporation, Federal National         securities are 100%
Mortgage Association and the          collateralized. However, these
Government National Mortgage          securities must be rated at
Association. Others are issued        the time of purchase in one of
by private financial                  the four highest categories by
institutions, with some fully         an NRSRO. The privately issued
collateralized by certificates        securities we invest in are
issued or guaranteed by the           either CMOs or REMICs (see
U.S. government or its                below).
agencies or instrumentalities.

Collateralized mortgage               See mortgage-backed securities
obligations (CMOs) and Real           above.
Estate Mortgage Investment
Conduits (REMICs): Privately
issued mortgage-backed bonds
whose underlying value is the
mortgages that are grouped
into different pools according
to their maturity.

Asset-backed securities: Bonds        The Fund invests only in
or notes backed by accounts           asset-backed securities rated
receivable including home             in one of the four highest
equity, automobile or credit          categories by an NRSRO.
loans.

Corporate bonds: Debt                 We focus on bonds rated in one
obligations issued by a               of the four highest categories
corporation.                          by an NRSRO (or if unrated,
                                      deemed equivalent), with
                                      maturities between one and 30
                                      years.

Repurchase agreements: An             Typically, we use repurchase
agreement between a buyer of          agreements as a short-term
securities, such as the Fund,         investment for the Fund's cash
and a seller of securities, in        position. In order to enter
which the seller agrees to buy        into these repurchase
the securities back within a          agreements, the Fund must have
specified time at the same            collateral of 102% of the
price the buyer paid for them,        repurchase price. The Fund may
plus an amount equal to an            not have more than 10% of its
agreed upon interest rate.            total assets in repurchase
Repurchase agreements are             agreements with maturities of
often viewed as equivalent to         over seven days. The Fund will
cash.                                 only enter into repurchase
                                      agreements in which the
                                      collateral is comprised of
                                      U.S. government securities.

           Securities                              How we use them
-----------------------------------   ------------------------------------------
American Depositary Receipts          We may invest without limitation in
(ADRs): Certificates issued by a      ADRs.
U.S. bank which represent the
bank's holdings of a stated number
of shares of a foreign corporation.
An ADR entitles the holder to all
dividends and capital gains earned
by the underlying foreign shares,
and an ADR is bought and sold the
same as U.S. securities.

Options and futures: Options          At times when we anticipate adverse
represent a right to buy or sell a    conditions, we may want to protect
security or a group of securities     gains on securities without
at an agreed upon price at a future   actually selling them. We might buy
date. The purchaser of an option      or sell options or futures to
may or may not choose to go through   neutralize the effect of any price
with the transaction. The seller of   declines, without buying or selling
an option, however, must go through   a security, or as a hedge against
with the transaction if its           changes in interest rates. We might
purchaser exercises the option.       also use options or futures to gain
                                      exposure to a particular market
Futures contracts are agreements      segment without purchasing
for the purchase or sale of a         individual securities in that
security or a group of securities     segment or to earn additional
at a specified price, on a            income for the Fund.
specified date. Unlike purchasing
an option, a futures contract must    Use of these strategies can increase
be executed unless it is sold         the operating costs of the Fund and
before the settlement date.           can lead to loss of principal.

Certain options and futures may be
considered to be derivative
securities.

Restricted securities: Privately      The Fund may invest in privately
placed securities whose resale is     placed securities including those
restricted under securities law.      that are eligible for resale only
                                      among certain institutional buyers
                                      without registration, which are
                                      commonly known as Rule 144A
                                      Securities.

Interest rate swap and index swap     We may use interest rate swaps to
agreements: In an interest rate       adjust the Fund's sensitivity to
swap, a fund receives payments from   interest rates, or to hedge against
another party based on a floating     changes in interest rates.
interest rate in return for making
payments based on a fixed interest    Index swaps may be used to gain
rate. An interest rate swap can       exposure to markets that the Fund
also work in reverse, with a fund     invests in or as a substitute for
receiving payments based on a fixed   futures, options or forward
interest rate and making payments     contracts if such contracts are not
based on a floating interest rate.    directly available to the Fund on
In an index swap, a fund receives     favorable terms.
gains or incurs losses based on the
total return of an index, in          Interest rate swaps and index swaps
exchange for making fixed or          will be considered illiquid
floating interest rate payments to    securities (see below).
another party.

Illiquid securities: Securities       We may invest up to 10% of total
that do not have a ready market,      assets in illiquid securities.
and cannot be easily sold within
seven days at approximately the
price that a Fund has valued them.
Illiquid securities include
repurchase agreements maturing in
more than seven days.

The Fund may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year, if for example the Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. High turnover can result in increased transaction costs and tax liability for investors, which may affect the Fund's performance.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

              Risks                         How we strive to manage them
-----------------------------------   ------------------------------------------
Market risk is the risk that all or   We maintain a long-term investment
a majority of the securities in a     approach and focus on securities
certain market - like the stock or    that we believe can appreciate over
bond market - will decline in value   an extended period of time
because of factors such as economic   regardless of interim market
conditions, future expectations or    fluctuations.
investor confidence.

Index swaps are subject to the same   We do not try to predict overall
market risks as the investment        stock market movements and
market or sector that the index       generally do not trade for
represents. Depending on the actual   short-term purposes.
movements of the index and how well
the portfolio manager forecasts       We diversify the Fund's assets
those movements, a fund could         among two major categories of
experience a higher or lower return   investments - stocks and bonds -
than anticipated.                     which tend to increase and decline
                                      in value in different economic or
                                      investment conditions.

                                      In evaluating the use of an index
                                      swap, we carefully consider how
                                      market changes could affect the
                                      swap and how that compares to us
                                      investing directly in the market
                                      the swap is intended to represent.

Industry and security risk is the     We limit the amount of the Fund's
risk that the value of securities     assets invested in any one industry
in a particular industry or the       and in any individual security. We
value of an individual stock or       also follow a rigorous selection
bond will decline because of          process before choosing securities
changing expectations for the         for the portfolio.
performance of that industry or for
the individual company issuing the
stock or bond.

             Risks                         How we strive to manage them
-----------------------------------   ------------------------------------------
Interest rate risk is the risk that   We do not try to increase return by
securities, particularly bonds with   predicting and aggressively
longer maturities, will decrease in   capitalizing on interest rate
value if interest rates rise.         moves. Instead, we aim to keep the
                                      interest rate risk similar to the
Swaps may be particularly sensitive   Lehman Brothers Aggregate Bond
to interest rate changes. Depending   Index.
on the actual movements of interest
rates and how well the portfolio      We will not invest in swaps with
manager anticipates them, a fund      maturities of more than two years.
could experience a higher or lower    Each business day we will calculate
return than anticipated.              the amount the Fund must pay for
                                      swaps it holds and will segregate
                                      cash or other liquid securities to
                                      cover that amount.

Foreign risk is the risk that         We typically invest only a small
foreign securities may be adversely   portion of the Fund's portfolio in
affected by political instability,    foreign securities. When we do
changes in currency exchange rates,   purchase foreign securities, they
foreign economic conditions or        are often denominated in U.S.
inadequate regulatory and             dollars. We also tend to avoid
accounting standards.                 markets where we believe accounting
                                      principles or the regulatory
                                      structure are underdeveloped.

Liquidity risk is the possibility     We limit exposure to illiquid
that securities cannot be readily     securities.
sold within seven days at
approximately the price that a fund   Swap agreements will be treated as
values them.                          illiquid securities, but most swap
                                      dealers will be willing to
                                      repurchase interest rate swaps.

Futures and options risk is the       We will buy and sell options and
possibility that a fund may           futures for defensive purposes,
experience a significant loss if it   such as to protect gains in the
employs an options or futures         portfolio without actually selling
strategy related to a security or a   a security, to neutralize the
market index and that security or     impact of interest rate changes or
index moves in the opposite           to earn additional income. We will
direction from what the portfolio     not use futures and options for
manager anticipated. Futures and      speculative reasons or in an effort
options also involve additional       to enhance return.
expenses, which could reduce any
benefit or increase any loss to a
fund from using the strategy.

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.65% as a percentage of average daily net assets for the last fiscal year.

Portfolio managers

Paul Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for the fixed-income portion of the Fund. Steven
T. Lampe and Michael S. Morris have primary responsibility for making the day-to-day investment decisions for the equity portion of the Fund.

Paul Grillo, Vice President/Senior Portfolio Manager, holds a BA in business management from North Carolina State University and an MBA in finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. He has been co-managing the fixed-income portion of the Fund since April 25, 2000.

Stephen R. Cianci, Vice President/Senior Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed-Income Department's investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of finance at Widener University and a CFA charterholder. He has been co-managing the fixed-income portion of the Fund since April 25, 2000.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. He has been co-managing the equity portion of the Fund since November 5, 2001.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 10 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association. He has been co-managing the equity portion of the Fund since November 5, 2001.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                              Custodian
Delaware Management Company   ---------------------       The Fund        ------------------       JPMorgan Chase Bank
    2005 Market Street                                -------------------                       4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                          Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                                                 Distributor            |
                                        Delaware Distributors, L.P.     ------------------------------
                                             2005 Market Street                  Service agent
                                        Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
                                        ---------------------------             2005 Market Street
                                                                |          Philadelphia, PA 19103-7094
                                                                |       ------------------------------
                                      ---------------------------------        |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
----------------------------                2001 Market Street                 |
  Portfolio managers                    Philadelphia, PPA 19103-7055           |
(see page 10 for details)             ---------------------------------        |
----------------------------                                     |             |
                                                                 |             |
                                                                 ---------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

- tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

- institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

- a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

- registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

- certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; and

- programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.


Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

Dividends, distributions and taxes

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003, (JGTRRA) which changes the tax rates of certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You may also be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Financial highlights


The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                Institutional Class
                                              -------------------------------------------------------------------------------------
                                                                                                                         Year ended
                                                                                                                              10/31
Delaware Balanced Fund                                 2003           2002(1)              2001              2000              1999
-------------------------------------------   -------------     -------------     -------------     -------------     -------------
Net asset value, beginning of period          $      13.400     $      15.120     $      18.640     $      21.630     $      23.000
Income (loss) from investment operations:
Net investment income(2)                              0.213             0.272             0.391             0.449             0.480
Net realized and unrealized gain
 (loss) on investments                                1.748            (1.612)           (3.451)           (0.618)           (0.265)
                                              -------------     -------------     -------------     -------------     -------------
Total from investment operations                      1.961            (1.340)           (3.060)           (0.169)            0.215
                                              -------------     -------------     -------------     -------------     -------------
Less dividends and distributions from:
Net investment income                                (0.291)           (0.380)           (0.460)           (0.268)           (0.545)
Net realized gain on investments                          -                 -                 -            (2.553)           (1.040)
                                              -------------     -------------     -------------     -------------     -------------
Total dividends and distributions                    (0.291)           (0.380)           (0.460)           (2.821)           (1.585)
                                              -------------     -------------     -------------     -------------     -------------
Net asset value, end of period                $      15.070     $      13.400     $      15.120     $      18.640     $      21.630
                                              =============     =============     =============     =============     =============
Total return(3)                                       14.83%            (9.16%)          (16.65%)           (0.55%)            0.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)       $       7,125     $      12,849     $      20,820     $      25,892     $      83,042
Ratio of expenses to average net assets                1.13%             1.12%             1.05%             1.07%             0.89%
Ratio of net investment income to average
 net assets                                            1.52%             1.81%             2.32%             2.38%             2.08%
Portfolio turnover                                      249%              368%              288%              165%               87%

(1) As required, effective November 1, 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.014, an increase in net realized and unrealized gain (loss) per share of $0.014 and a decrease in the ratio of net investment income to average net assets of 0.09%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

How to read the Financial highlights
--------------------------------------------------------------------------------

Net investment income

Net investment income includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.
--------------------------------------------------------------------------------
Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

Capital

The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond

A debt security issued by a corporation. See Bond.

Cost basis

The original purchase price of an investment, used in determining capital gains and losses.

Depreciation

A decline in an investment's value.

Diversification

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities

Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index

An index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets

Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE BALANCED FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

- For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

Delaware Balanced Fund

                                 CUSIP         NASDAQ
                               ---------       ------
Institutional Class            246093207       DEICX

Investment Company Act file number: 811-249









PR-042[--]IVES 12/03                                                       J9509

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)


BLEND


Prospectus December 31, 2003
--------------------------------------------------------------------------------
           DELAWARE DEVON FUND
           CLASS A - CLASS B - CLASS C - CLASS R













           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
           APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
           UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of contents

         ---------------------------------------------------------------------
         Fund profile                                               page 2
         Delaware Devon Fund                                             2
         ---------------------------------------------------------------------
         How we manage the Fund                                     page 5
         Our investment strategies                                       5
         The securities we typically invest in                           6
         The risks of investing in the Fund                              8
         ---------------------------------------------------------------------
         Who manages the Fund                                       page 9
         Investment manager                                              9
         Portfolio managers                                              9
         Who's who?                                                     10
         ---------------------------------------------------------------------
         About your account                                        page 11
         Investing in the Fund                                          11
            Choosing a share class                                      11
            Dealer compensation                                         13
         How to reduce your sales charge                                14
         How to buy shares                                              15
         Retirement plans                                               16
         How to redeem shares                                           16
         Account minimums                                               17
         Special services                                               18
         Dividends, distributions and taxes                             19
         Certain management considerations                              19
         ---------------------------------------------------------------------
         Financial highlights                                      page 20
         ---------------------------------------------------------------------
         Glossary                                                  page 22

Profile: Delaware Devon Fund

What is the Fund's goal?

         Delaware Devon Fund seeks total return. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

         -        Investors with long-term financial goals.

         -        Investors seeking long-term capital appreciation.

         -        Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund

         - Investors seeking an investment primarily in fixed-income securities.

         -        Investors with short-term financial goals.

         - Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in common stocks. We focus on common stocks that we believe have potential for above-average earnings per share growth over time.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Devon Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past nine calendar years, as well as the average annual returns of all shares for the one-year, five-year and lifetime periods, as applicable. Returns are not shown for Class R shares because the class commenced operations after the calendar year. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the expense caps.

Year-by-year total return (Class A)

  1994    1995    1996    1997    1998    1999     2000     2001     2002
--------------------------------------------------------------------------------
  5.63%  35.44%  22.90%  34.93%  22.16%  -10.31%  -13.72%  -10.31%  -23.24%

As of September 30, 2003, the Fund's Class A shares had a calendar year-to-date return of 14.97%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 20.68% for the quarter ended December 31, 1998 and its lowest quarterly return was -18.20% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown below do include the sales charge.

Average annual returns for periods ending 12/31/02

                                              1 year     5 years    lifetime**
                                             --------  ----------  -----------
Class A return before taxes                    -27.66%      -9.42%        4.23%
Class A return after taxes on distributions    -27.66%      -9.52%        3.11%
Class A return after taxes on distributions
 and sale of Fund shares                       -16.98%      -7.23%        3.02%
Class B return before taxes*                   -26.79%      -9.38%        3.46%
Class C return before taxes*                   -24.57%      -8.97%        0.84%
S&P 500 Index
 (reflects no deduction for fees, expenses
 or taxes)                                     -22.09%      -0.58%        9.26%

The Fund's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be -23.74%, -8.97% and 3.46% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -23.81%, -8.97% and 0.84% for the one-year, five-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for the Class A, Class B, Class C and Class R shares of the Fund were December 29, 1993, September 6, 1994, November 29, 1995 and June 2, 2003, respectively. The S&P 500 Index return is for the Class A lifetime period; Class B and Class C lifetime periods were 9.97% and 7.08%, respectively. Returns are not shown for Class R shares because the class commenced operations after the calendar year.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS                                           A           B            C             R
                                       ----------   ---------    ---------    ----------
Maximum sales charge (load) imposed
 on purchases as a percentage of
 offering price                              5.75%       none         none          none
Maximum contingent deferred sales
 charge (load) as a percentage of
 original purchase price or
 redemption price, whichever
 is lower                                    none(1)     4.00%(2)     1.00%(3)      none
Maximum sales charge (load)
 imposed on reinvested dividends             none        none         none          none
Redemption fees                              none        none         none          none
Exchange fees(4)                             none        none         none          none
----------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.

Management fees                              0.65%       0.65%        0.65%         0.65%
Distribution and service (12b-1) fees        0.30%       1.00%        1.00%         0.60%
Other expenses                               1.14%       1.14%        1.14%         1.14%
Total operating expenses                     2.09%       2.79%        2.79%         2.39%
Fee waivers and payments(5)                 (0.59%)     (0.59%)      (0.59%)       (0.59%)
Net expenses                                 1.50%       2.20%        2.20%         1.80%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(7)             A             B             B             C             C             R
--------  ------------  ------------  ------------  ------------  ------------  ------------
                                      (if redeemed)               (if redeemed)
1 year            $719          $223          $623          $223          $323          $183
3 years          $1139          $809        $1,084          $809          $809          $689
5 years         $1,583        $1,422        $1,647        $1,422        $1,422        $1,222
10 years        $2,813        $2,908        $2,908        $3,076        $3,076        $2,681

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.

(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) The investment manager has contracted to waive its fee and pay expenses through December 31, 2004 in order to prevent total operating expenses (excluding any 12b-1 plan expenses, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.20% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Devon Fund is also a total return fund, but it invests the majority of its assets in stocks. Since the Fund invests primarily in stocks, shareholders should be comfortable accepting fluctuations of principal.

The Fund invests primarily in common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

In selecting stocks for the Fund, we consider factors such as how much the company's earnings have grown in the past, the company's potential for strong positive cash flow, and the price/earnings ratio of a stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average earnings per share growth.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.


              Securities                            How we use them
--------------------------------------    --------------------------------------
Common stocks: Securities that            Generally, 90% to 100% of the Fund's
represent shares of ownership in a        assets will be invested in common
corporation. Stockholders participate     stocks. We will invest primarily in
in the corporation's profits and          stocks that we believe have the
losses, proportionate to the number of    potential for above-average earnings
shares they own.                          per share growth.

Convertible securities: Usually           The Fund may invest in convertible
preferred stocks or corporate bonds       securities; however, we will not
that can be exchanged for a set number    invest more than 5% of net assets in
of shares of common stock at a            convertible securities that are rated
predetermined price. These securities     below investment grade by a nationally
offer higher appreciation potential       recognized statistical ratings
than nonconvertible bonds and greater     organization (NRSRO) or in securities
income potential than nonconvertible      that are unrated but deemed equivalent
preferred stocks.                         to non-investment grade.

Mortgage-backed securities:               There is no limit on
Fixed-income securities that represent    government-related mortgage-backed
pools of mortgages, with investors        securities; however, the Fund
receiving principal and interest          typically holds none or only a small
payments as the underlying mortgage       percentage of its net assets in
loans are paid back. Many are issued      fixed-income securities.
and guaranteed against default by the
U.S. government or its agencies or        We may purchase privately issued
instrumentalities, such as the Federal    obligations only if they are 100%
Home Loan Mortgage Corporation,           collateralized and rated in one of the
Federal National Mortgage Association     four highest categories by an NRSRO.
and the Government National Mortgage      The privately issued securities we
Association. Others are issued by         would invest in would be either CMOs
private financial institutions, with      or REMICs (see below).
some fully collateralized by
certificates issued or guaranteed by
the U.S. government or its agencies or
instrumentalities.

Collateralized mortgage obligations       See mortgage-backed securities above.
(CMOs) and Real Estate Mortgage
Investment Conduits (REMICs):
Privately issued mortgage-backed bonds
whose underlying value is the
mortgages that are grouped into
different pools according to their
maturity.

Repurchase agreements: An agreement       Typically, we use repurchase
between a buyer of securities, such as    agreements as a short-term investment
the Fund, and a seller of securities,     for the Fund's cash position. In order
in which the seller agrees to buy the     to enter into these repurchase
securities back within a specified        agreements, the Fund must have
time at the same price the buyer paid     collateral of 102% of the repurchase
for them, plus an amount equal to an      price. The Fund may not have more than
agreed upon interest rate. Repurchase     10% of its total assets in repurchase
agreements are often viewed as            agreements with maturities of over
equivalent to cash.                       seven days. The Fund will only enter
                                          into repurchase agreements in which
                                          the collateral is comprised of U.S.
                                          government securities.

American Depositary Receipts (ADRs):      We may invest without limitation in
Certificates issued by a U.S. bank        ADRs.
which represent the bank's holdings of
a stated number of shares of a foreign
corporation. An ADR entitles the
holder to all dividends and capital
gains earned by the underlying foreign
shares, and an ADR is bought and sold
the same as U.S. securities.

            Securities                              How we use them
--------------------------------------    --------------------------------------
Options and futures: Options represent    At times when we anticipate adverse
a right to buy or sell a security or a    conditions, we may want to protect
group of securities at an agreed upon     gains on securities without actually
price at a future date. The purchaser     selling them. We might buy or sell
of an option may or may not choose to     options or futures to neutralize the
go through with the transaction. The      effect of any price declines, without
seller of an option, however, must go     buying or selling a security, or as a
through with the transaction if its       hedge against changes in interest
purchaser exercises the option.           rates. We might also use options or
                                          futures to gain exposure to a
Futures contracts are agreements for      particular market segment without
the purchase or sale of a security or     purchasing individual securities in
a group of securities at a specified      that segment or to earn additional
price, on a specified date. Unlike        income for the Fund.
purchasing an option, a futures
contract must be executed unless it is    Use of these strategies can increase
sold before the settlement date.          the operating costs of the Fund and
                                          can lead to loss of principal.

Certain options and futures may be
considered to be derivative
securities.

Restricted securities: Privately          The Fund may invest in privately
placed securities whose resale is         placed securities including those that
restricted under securities law.          are eligible for resale only among
                                          certain institutional buyers without
                                          registration, which are commonly known
                                          as Rule 144A Securities.

                                          The Fund currently intends to limit
                                          its investments in other restricted
                                          securities to no more than 5% of total
                                          assets.

Illiquid securities: Securities that      We may invest up to 10% of total
do not have a ready market, and cannot    assets in illiquid securities.
be easily sold within seven days at
approximately the price that a Fund
has valued them. Illiquid securities
include repurchase agreements maturing
in more than seven days.

The Fund may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

               Risks                          How we strive to manage them
--------------------------------------    --------------------------------------
Market risk is the risk that all or a     We maintain a long-term investment
majority of the securities in a           approach and focus on securities that
certain market - like the stock or        we believe can appreciate over an
bond market - will decline in value       extended period of time regardless of
because of factors such as economic       interim market fluctuations. We do not
conditions, future expectations or        try to predict overall stock market
investor confidence.                      movements and generally do not trade
                                          for short-term purposes.

Industry and security risk is the risk    We limit the amount of the Fund's
that the value of securities in a         assets invested in any one industry
particular industry or the value of an    and in any individual security. We
individual stock or bond will decline     also follow a rigorous selection
because of changing expectations for      process before choosing securities for
the performance of that industry or       the portfolio.
for the individual company issuing the
stock or bond.

Interest rate risk is the risk that       The Fund does not generally hold a
securities, particularly bonds with       significant portion of assets in
longer maturities, will decrease in       fixed-income securities, so interest
value if interest rates rise.             rate risk is not a major risk with the
                                          Fund.

Foreign risk is the risk that foreign     We typically invest only a small
securities may be adversely affected      portion of the Fund's portfolio in
by political instability, changes in      foreign securities. When we do
currency exchange rates, foreign          purchase foreign securities, they are
economic conditions or inadequate         often denominated in U.S. dollars. We
regulatory and accounting standards.      also tend to avoid markets where we
                                          believe accounting principles or the
                                          regulatory structure are
                                          underdeveloped.

Liquidity risk is the possibility that    We limit exposure to illiquid
securities cannot be readily sold         securities.
within seven days at approximately the
price that a fund values them.

Futures and options risk is the           We will buy and sell options and
possibility that a fund may experience    futures for defensive purposes, such
a significant loss if it employs an       as to protect gains in the portfolio
options or futures strategy related to    without actually selling a security,
a security or a market index and that     to neutralize the impact of interest
security or index moves in the            rate changes or to earn additional
opposite direction from what the          income. We will not use futures and
portfolio manager anticipated. Futures    options for speculative reasons or in
and options also involve additional       an effort to enhance return.
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.06% as a percentage of average daily net assets for the last fiscal year, which includes a reduction due to the expense cap.

Portfolio managers

Francis X. Morris has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Morris regularly consults with Michael S. Morris.

Francis X. Morris, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Devon Fund since March 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 20 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is a past president of the Philadelphia Society of Financial Analysts.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 10 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                              Custodian
Delaware Management Company   ---------------------       The Fund        ------------------       JPMorgan Chase Bank
    2005 Market Street                                -------------------                       4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                          Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                                                 Distributor            |
                                        Delaware Distributors, L.P.     ------------------------------
                                             2005 Market Street                  Service agent
                                        Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
                                        ---------------------------             2005 Market Street
                                                                |          Philadelphia, PA 19103-7094
                                                                |       ------------------------------
                                      ---------------------------------        |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
----------------------------                2001 Market Street                 |
  Portfolio managers                    Philadelphia, PPA 19103-7055           |
(see page 9 for details)              ---------------------------------        |
----------------------------                                     |             |
                                                                 |             |
                                                               ------------------
                                                               Financial advisors
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisors Financial advisors provide advice to their clients-analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and or service arrangements with the Distributors. Selling broker/dealers and financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

Choosing a share class

CLASS A

- Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

- If you invest $50,000 or more, your front-end sales charge will be reduced.

- You may qualify for other reduced sales charges, as described in "How to reduce your sales charge", and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

- Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C shares and Class R shares.

- Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

- Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

Class A sales charges

                                   Sales charge as %         Sales charge as %
     Amount of purchase            of offering price       of amount invested(1)
-----------------------------      -----------------       ---------------------
Less than $50,000                       5.75%                    6.10%
$50,000 but under $100,000              4.75%                    4.99%
$100,000 but under $250,000             3.75%                    3.90%
$250,000 but under $500,000             2.50%                    2.56%
$500,000 but under $1 million           2.00%                    2.04%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. See Dealer compensation for a description of the amount of dealer commission that is paid.

                                      Sales charge as %      Sales charge as %
     Amount of purchase               of offering price    of amount invested(1)
----------------------------------    -----------------    ---------------------
$1 million up to $5 million                none                    none
Next $20 million up to $25 million         none                    none

Amount over $25 million                    none                    none

(1) This is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary based on the amount invested, rounding and the then-current NAV.

CLASS B

- Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

- If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

- Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

- For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

- Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

- Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

-        You may purchase only up to $100,000 of Class B shares at any one time.
         The limitation on maximum purchases varies for retirement plans.

CLASS C

- Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

- Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

- Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

- Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

- Unlike Class B shares, Class C shares do not automatically convert into another class.

- You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

- Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a contingent deferred sales charge.

- Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

- Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

- Unlike Class B shares, Class R shares do not automatically convert into another class.

- Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such programs require the purchase of a specific class of shares.

Dealer compensation

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                            CLASS A(1)  CLASS B(2)   CLASS C(3)   CLASS R(4)

Commission (%)                       -        4.00%        1.00%           -
Investment up to $49,999          5.00%          -            -            -
$50,000 to $99,999                4.00%          -            -            -
$100,000 to $249,999              3.00%          -            -            -
$250,000 to $499,999              2.00%          -            -            -
$500,000 to $999,999              1.60%          -            -            -
$1,000,000 to $4,999,999          1.00%          -            -            -
$5,000,000 to $24,999,999         0.50%          -            -            -
$25,000,000 or more               0.25%          -            -            -
12b-1 Fee to Dealer               0.30%       0.25%        1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Investments fund holdings and the names and their holdings of qualifying family members. Class R shares do not have an up-front sales charge.

                                                           Share class
    Program            How it works            A                B                  C
-----------------  --------------------  -------------------------------------------------
Letter of Intent   Through a Letter of         X         Although the Letter of Intent
                   Intent you agree to                   and Rights of Accumulation do
                   invest a certain                      not apply to the purchase of
                   amount in Delaware                    Class B and Class C shares,
                   Investments Funds                     you can combine your purchase
                   (except money market                  of Class A shares with your
                   funds with no sales                   purchase of Class B and Class
                   charge) over a                        C shares to fulfill your
                   13-month period to                    Letter of Intent or qualify
                   qualify for reduced                   for Rights of Accumulation.
                   front-end sales
                   charges.

Rights of          You can combine your        X
Accumulation       holdings or
                   purchases of all
                   funds in the
                   Delaware Investments
                   family (except money
                   market funds with no
                   sales charge) as
                   well as the holdings
                   and purchases of
                   your spouse and
                   children under 21 to
                   qualify for reduced
                   front-end sales
                   charges.

Reinvestment of    Up to 12 months       For Class A,    For Class B, your     Not available.
Redeemed Shares    after you redeem      you will not    account will be
                   shares, you can       have to pay an  credited with the
                   reinvest the          additional      contingent deferred
                   proceeds without      front-end       sales charge you
                   paying a sales        sales charge.   previously paid on
                   charge as noted to                    the amount you are
                   the right.                            reinvesting. Your
                                                         schedule for
                                                         contingent deferred
                                                         sales charges and
                                                         conversion to Class
                                                         A will not start
                                                         over again; it will
                                                         pick up from the
                                                         point at which you
                                                         redeemed your
                                                         shares.

SIMPLE IRA,        These investment            X         There is no reduction in sales
SEP/IRA,           plans may qualify                     charges for Class B or Class C
SAR/SEP,           for reduced sales                     shares for group purchases by
Prototype Profit   charges by combining                  retirement plans.
Sharing, Pension,  the purchases of all
401(k), SIMPLE     members of the
401(k),            group. Members of
403(b)(7), and     these groups may
457 Retirement     also qualify to
Plans              purchase shares
                   without a front-end
                   sales charge and may
                   qualify for a waiver
                   of any contingent
                   deferred sales
                   charges.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum initial purchase is $250, and you can make additional investments of only $25. The minimum initial purchase for a Coverdell Education Savings Account (Coverdell ESA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell ESAs.

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell ESA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares
- not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the Fund's required account minimum of $1,000 ($250 for IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans, $500 for Coverdell ESA) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Online Account Access

Online Account Access is a password protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform transactions in a secure environment.

Electronic Delivery

With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment, at anytime from anywhere.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

MoneyLine(SM) On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MoneyLine Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes


The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

Delaware Devon Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights

The Financial highlights tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                  Class A
                                                          -----------------------------------------------------------------
                                                                                                                 Year ended
                                                                                                                      10/31
Delaware Devon Fund                                              2003         2002          2001         2000          1999
---------------------------------------------------       -----------   ----------   -----------   ----------   -----------
Net asset value, beginning of period                          $11.710      $13.940       $18.340      $19.750       $20.090
Income (loss) from investment operations:
Net investment income (loss)(2)                                 0.038       (0.007)       (0.059)      (0.088)        0.047
Net realized and unrealized gain (loss)
 on investments                                                 2.342       (2.223)       (4.341)      (1.322)       (0.114)
                                                          -----------   ----------   -----------   ----------   -----------
Total from investment operations                                2.380       (2.230)       (4.400)      (1.410)       (0.067)
                                                          -----------   ----------   -----------   ----------   -----------
Less dividends and distributions from:
Net investment income                                               -            -             -            -        (0.032)
Net realized gain on investments                                    -            -             -            -        (0.190)
Return of capital                                                   -            -             -            -        (0.051)
                                                          -----------   ----------   -----------   ----------   -----------
Total dividends and distributions                                   -            -             -            -        (0.273)
                                                          -----------   ----------   -----------   ----------   -----------
Net asset value, end of period                                $14.090      $11.710       $13.940      $18.340       $19.750
                                                          ===========   ==========   ===========   ==========   ===========
Total return(3)                                                 20.32%      (16.00%)      (23.99%)      (7.14%)       (0.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $42,104      $39,400       $59,125      $68,243      $137,034
Ratio of expenses to average net assets                          1.50%        1.50%         1.72%        1.83%         1.37%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly              2.09%        2.12%         1.72%        1.83%         1.45%
Ratio of net investment income (loss) to average
 net assets                                                      0.31%       (0.04%)       (0.37%)      (0.46%)        0.22%
Ratio of net investment income (loss) to average
 net assets prior to expense limitation and
 expenses paid indirectly                                       (0.28%)      (0.66%)       (0.37%)      (0.46%)        0.14%
Portfolio turnover                                                 38%          57%          122%         123%           82%

                                                                                                                  Class B
                                                                                                                -----------
                                                                                                                 Year ended
                                                                                                                      10/31
Delaware Devon Fund                                              2003         2002          2001         2000          1999
---------------------------------------------------       -----------   ----------   -----------   ----------   -----------
Net asset value, beginning of period                          $11.370      $13.630       $18.050      $19.580       $19.980
Income (loss) from investment operations:
Net investment income (loss)(2)                                (0.046)      (0.101)       (0.167)      (0.218)       (0.099)
Net realized and unrealized gain (loss)
 on investments                                                 2.256       (2.159)       (4.253)      (1.312)       (0.111)
                                                          -----------   ----------   -----------   ----------   -----------
Total from investment operations                                2.210       (2.260)       (4.420)      (1.530)       (0.210)
                                                          -----------   ----------   -----------   ----------   -----------
Less dividends and distributions from:
Net investment income                                               -            -             -            -             -
Net realized gain on investments                                    -            -             -            -        (0.190)
Return of capital                                                   -            -             -            -             -
                                                          -----------   ----------   -----------   ----------   -----------
Total dividends and distributions                                   -            -             -            -        (0.190)
                                                          -----------   ----------   -----------   ----------   -----------
Net asset value, end of period                                $13.580      $11.370       $13.630      $18.050       $19.580
                                                          ===========   ==========   ===========   ==========   ===========
Total return(3)                                                 19.44%      (16.58%)      (24.49%)      (7.81%)       (1.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $48,616      $46,964       $74,488      $70,920      $131,901
Ratio of expenses to average net assets                          2.20%        2.20%         2.42%        2.53%         2.07%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly              2.79%        2.82%         2.42%        2.53%         2.15%
Ratio of net investment income (loss) to average
 net assets                                                     (0.39%)      (0.74%)       (1.07%)      (1.16%)       (0.48%)
Ratio of net investment income (loss) to average
 net assets prior to expense limitation and
 expenses paid indirectly                                       (0.98%)      (1.36%)       (1.07%)      (1.16%)       (0.56%)
Portfolio turnover                                                 38%          57%          122%         123%           82%

                                                                                                                  Class C
                                                                                                                -----------
                                                                                                                 Year ended
                                                                                                                      10/31
Delaware Devon Fund                                              2003         2002          2001         2000          1999
---------------------------------------------------       -----------   ----------   -----------   ----------   -----------
Net asset value, beginning of period                          $11.370      $13.620       $18.030      $19.560       $19.960
Income (loss) from investment operations:
Net investment income (loss)(2)                                (0.046)      (0.100)       (0.168)      (0.218)       (0.099)
Net realized and unrealized gain (loss)
 on investments                                                 2.246       (2.150)       (4.242)      (1.312)       (0.111)
                                                          -----------   ----------   -----------   ----------   -----------
Total from investment operations                                2.200       (2.250)       (4.410)      (1.530)       (0.210)
                                                          -----------   ----------   -----------   ----------   -----------
Less dividends and distributions from:
Net investment income                                               -            -             -            -             -
Net realized gain on investments                                    -            -             -            -        (0.190)
Return of capital                                                   -            -             -            -             -
                                                          -----------   ----------   -----------   ----------   -----------
Total dividends and distributions                                   -            -             -            -        (0.190)
                                                          -----------   ----------   -----------   ----------   -----------
Net asset value, end of period                                $13.570      $11.370       $13.620      $18.030       $19.560
                                                          ===========   ==========   ===========   ==========   ===========
Total return(3)                                                 19.45%      (16.59%)      (24.50%)      (7.77%)       (1.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $9,879       $9,580       $14,101      $14,005       $31,476
Ratio of expenses to average net assets                          2.20%        2.20%         2.42%        2.53%         2.07%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly              2.79%        2.82%         2.42%        2.53%         2.15%
Ratio of net investment income (loss) to average
 net assets                                                     (0.39%)      (0.74%)       (1.07%)      (1.16%)       (0.48%)
Ratio of net investment income (loss) to average
 net assets prior to expense limitation and
 expenses paid indirectly                                       (0.98%)      (1.36%)       (1.07%)      (1.16%)       (0.56%)
Portfolio turnover                                                 38%          57%          122%         123%           82%

                                                            Class R
                                                          -----------
                                                            6/2/03(1)
                                                              through
Delaware Devon Fund                                          10/31/03
---------------------------------------------------       -----------
Net asset value, beginning of period                          $12.990
Income (loss) from investment operations:
Net investment income (loss)(2)                                (0.051)
Net realized and unrealized gain (loss)
 on investments                                                 1.121
                                                          -----------
Total from investment operations                                1.070
                                                          -----------
Less dividends and distributions from:
Net investment income                                               -
Net realized gain on investments                                    -
Return of capital                                                   -
                                                          -----------
Total dividends and distributions                                   -
                                                          -----------
Net asset value, end of period                                $14.060
                                                          ===========
Total return(3)                                                  8.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $     -
Ratio of expenses to average net assets                          1.80%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly              2.40%
Ratio of net investment income (loss) to average
 net assets                                                     (0.23%)
Ratio of net investment income (loss) to average
 net assets prior to expense limitation and
 expenses paid indirectly                                       (0.83%)
Portfolio turnover                                                 38%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized but total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

How to read the Financial highlights

Net investment  Net realized and unrealized gain (loss)
income (loss)   on investments                           Net asset value (NAV)
------------------------------------------------------------------------------
Net investment  A realized gain occurs when we sell an   This is the value of
income (loss)   investment at a profit, while a          a mutual fund share,
includes        realized loss occurs when we sell an     calculated by
dividend and    investment at a loss. When an            dividing the net
interest        investment increases or decreases in     assets by the number
income earned   value but we do not sell it, we record   of shares
from a fund's   an unrealized gain or loss. The amount   outstanding.
investments;    of realized gain per share, if any,
it is after     that we pay to shareholders would be
expenses have   listed under "Less dividends and
been deducted.  distributions from - Net realized gain
                on investments."

                                                                  Ratio of net
                                                                  investment income
                                            Ratio of expenses to  (loss) to average
Total return          Net assets            average net assets    net assets            Portfolio turnover
-------------------------------------------------------------------------------------------------------------
This represents the   Net assets represent  The expense ratio is  We determine this     This figure tells you
rate that an          the total value of    the percentage of     ratio by dividing     the amount of trading
investor would have   all the assets in a   net assets that a     net investment        activity in a fund's
earned or lost on an  fund's portfolio,     fund pays annually    income by average     portfolio. For
investment in a       less any              for operating         net assets.           example, a fund with
fund. In calculating  liabilities, that     expenses and                                a 50% turnover has
this figure for the   are attributable to   management fees.                            bought and sold half
financial highlights  that class of the     These expenses                              of the value of its
table, we include     fund.                 include accounting                          total investment
applicable fee                              and administration                          portfolio during the
waivers, exclude                            expenses, services                          stated period.
front-end and                               for shareholders,
contingent deferred                         and similar
sales charges, and                          expenses.
assume the
shareholder has
reinvested all
dividends and
realized gains.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

Capital

The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission

The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)

Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

Corporate bond

A debt security issued by a corporation. See Bond.

Cost basis

The original purchase price of an investment, used in determining capital gains and losses.

Depreciation

A decline in an investment's value.

Diversification

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities

Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets

Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act

Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DEVON FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 2028 942-8090.
--------------------------------------------------------------------------------


WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern
Time:

-        For fund information, literature, price, yield and performance figures.
- For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

- For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS
Delaware Devon Fund

                      CUSIP        NASDAQ
                    ---------      ------
Class A             246093306       DDGAX
Class B             246093603       DEVOX
Class C             246093801       DECVX
Class R             246093876       DEVRX

Investment Company Act file number: 811-249



PR-039[--]IVES 12/03                                                       J9510

BLEND

Prospectus DECEMBER 31, 2003
--------------------------------------------------------------------------------
           DELAWARE DEVON FUND
           INSTITUTIONAL CLASS












           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
           ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO
           THE CONTRARY IS A CRIMINAL OFFENSE.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

Table of contents

         -----------------------------------------------------------------
         Fund profile                                               page 2
         Delaware Devon Fund                                             2
         -----------------------------------------------------------------
         How we manage the Fund                                     page 5
         Our investment strategies                                       5
         The securities we typically invest in                           6
         The risks of investing in the Fund                              8
         -----------------------------------------------------------------
         Who manages the Fund                                       page 9
         Investment manager                                              9
         Portfolio manager                                               9
         Who's who?                                                     10
         -----------------------------------------------------------------
         About your account                                        page 11
         Investing in the Fund                                          11
         How to buy shares                                              12
         How to redeem shares                                           13
         Account minimum                                                14
         Exchanges                                                      14
         Dividends, distributions and taxes                             14
         Certain management considerations                              15
         -----------------------------------------------------------------
         Financial highlights                                      page 16
         -----------------------------------------------------------------
         Glossary                                                  page 18

Profile: Delaware Devon Fund

What is the Fund's goal?

Delaware Devon Fund seeks total return. Although the Fund will strive to meet its goal, there is no assurance that it will.

Who should invest in the Fund

         -        Investors with long-term financial goals.

         -        Investors seeking long-term capital appreciation.

         -        Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund

         - Investors seeking an investment primarily in fixed-income securities.

         -        Investors with short-term financial goals.

         - Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

What are the Fund's main investment strategies? We invest primarily in common stocks. We focus on common stocks that we believe have potential for above-average earnings per share growth over time.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. The Fund will be particularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

How has Delaware Devon Fund performed?


This bar chart and table help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past nine calendar years, as well as the average annual returns for the one-year, five-year and lifetime periods. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect expense caps. The returns would be lower without the caps.

Year-by-year total return (Institutional Class)

  1994    1995    1996    1997    1998    1999     2000     2001     2002
--------------------------------------------------------------------------------
  5.93%  35.96%  23.20%  35.33%  22.52%  -10.62%  -13.42%  -10.01%  -23.02%

As of September 30, 2003, the Fund's Institutional Class shares had a calendar year-to-date return of 15.20%. During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 20.73% for the quarter ended December 31, 1998 and its lowest quarterly return was -18.08% for the quarter ended September 30, 2002.

Average annual returns for period ending 12/31/02

                                                                       lifetime
                                                  1 year   5 years   (12/29/93)
                                                  ------   -------   ----------
Return before taxes                               -23.02%    -8.06%        5.23%
Return after taxes on distributions               -23.02%    -8.18%        4.05%
Return after taxes on distributions and
 sale of Fund shares                              -14.13%    -6.25%        3.83%
S&P 500 Index (reflects no deduction for
 fees, expenses or taxes)                         -22.09%    -0.58%        9.26%

The Fund's returns above are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on purchases as a
 percentage of offering price                                       none

Maximum contingent deferred sales charge (load) as a
 percentage of original purchase price or redemption
 price, whichever is lower                                          none

Maximum sales charge (load) imposed on reinvested dividends         none

Redemption fees                                                     none

Exchange fees(1)                                                    none

--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.

Management fees                                                     0.65%

Distribution and service (12b-1) fees                               none

Other expenses                                                      1.14%

Total operating expenses                                            1.79%

Fee waivers and payments(2)                                        (0.59%)

Net expenses                                                        1.20%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                              $122

3 years                                                             $506

5 years                                                             $915

10 years                                                          $2,057

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive its fee and pay expenses through December 31, 2004 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.20% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

How we manage the Fund

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. Following are descriptions of how the portfolio manager pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Devon Fund is a total return fund, but it invests the majority of its assets in stocks. Since the Fund invests primarily in stocks, shareholders should be comfortable accepting fluctuations of principal.

The Fund invests primarily in common stocks that we believe have the potential for above-average earnings per share growth over time combined with a high degree of earnings consistency.

In selecting stocks for the Fund, we consider factors such as how much the company's earnings have grown in the past, the company's potential for strong positive cash flow, and the price/earnings ratio of a stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average earnings per share growth.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends and others may not. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

              Securities                             How we use them
--------------------------------------   ---------------------------------------
Common stocks: Securities that           Generally, 90% to 100% of the Fund's
represent shares of ownership in a       assets will be invested in common
corporation. Stockholders participate    stocks. We will invest primarily in
in the corporation's profits and         stocks that we believe have the
losses, proportionate to the number of   potential for above-average earnings
shares they own.                         per share growth.

Convertible securities: Usually          The Fund may invest in convertible
preferred stocks or corporate bonds      securities; however, we will not invest
that can be exchanged for a set number   more than 5% of net assets in
of shares of common stock at a           convertible securities that are rated
predetermined price. These securities    below investment grade by a nationally
offer higher appreciation potential      recognized statistical ratings
than nonconvertible bonds and greater    organization (NRSRO) or in securities
income potential than nonconvertible     that are unrated but deemed equivalent
preferred stocks.                        to non-investment grade.

Mortgage-backed securities:              There is no limit on government-related
Fixed-income securities that represent   mortgage-backed securities; however,
pools of mortgages, with investors       the Fund typically holds none or only a
receiving principal and interest         small percentage of its net assets in
payments as the underlying mortgage      fixed-income securities.
loans are paid back. Many are issued
and guaranteed against default by the    We may purchase privately issued
U.S. government or its agencies or       obligations only if they are 100%
instrumentalities, such as the Federal   collateralized and rated in one of the
Home Loan Mortgage Corporation, Federal  four highest categories by an NRSRO.
National Mortgage Association and the    The privately issued securities we
Government National Mortgage             would invest in would be either CMOs or
Association. Others are issued by        REMICs (see below).
private financial institutions, with
some fully collateralized by
certificates issued or guaranteed by
the U.S. government or its agencies or
instrumentalities.

Collateralized mortgage obligations      See mortgage-backed securities above.
(CMOs) and Real Estate Mortgage
Investment Conduits (REMICs): Privately
issued mortgage-backed bonds whose
underlying value is the mortgages that
are grouped into different pools
according to their maturity.

Repurchase agreements: An agreement      Typically, we use repurchase agreements
between a buyer of securities, such as   as a short-term investment for the
the Fund, and a seller of securities,    Fund's cash position. In order to enter
in which the seller agrees to buy the    into these repurchase agreements, the
securities back within a specified time  Fund must have collateral of 102% of
at the same price the buyer paid for     the repurchase price. The Fund may not
them, plus an amount equal to an agreed  have more than 10% of its total assets
upon interest rate. Repurchase           in repurchase agreements with
agreements are often viewed as           maturities of over seven days. The Fund
equivalent to cash.                      will only enter into repurchase
                                         agreements in which the collateral is
                                         comprised of U.S. government
                                         securities.

American Depositary Receipts (ADRs):     We may invest without limitation in
Certificates issued by a U.S. bank       ADRs.
which represent the bank's holdings of
a stated number of shares of a foreign
corporation. An ADR entitles the holder
to all dividends and capital gains
earned by the underlying foreign
shares, and an ADR is bought and sold
the same as U.S. securities.

              Securities                             How we use them
--------------------------------------   ---------------------------------------
Options and futures: Options represent   At times when we anticipate adverse
a right to buy or sell a security or a   conditions, we may want to protect
group of securities at an agreed upon    gains on securities without actually
price at a future date. The purchaser    selling them. We might buy or sell
of an option may or may not choose to    options or futures to neutralize the
go through with the transaction. The     effect of any price declines, without
seller of an option, however, must go    buying or selling a security, or as a
through with the transaction if its      hedge against changes in interest
purchaser exercises the option.          rates. We might also use options or
                                         futures to gain exposure to a
Futures contracts are agreements for     particular market segment without
the purchase or sale of a security or a  purchasing individual securities in
group of securities at a specified       that segment or to earn additional
price, on a specified date. Unlike       income for the Fund.
purchasing an option, a futures
contract must be executed unless it is   Use of these strategies can increase
sold before the settlement date.         the operating costs of the Fund and can
                                         lead to loss of principal.
Certain options and futures may be
considered to be derivative securities.

Restricted securities: Privately placed  The Fund may invest in privately placed
securities whose resale is restricted    securities including those that are
under securities law.                    eligible for resale only among certain
                                         institutional buyers without
                                         registration, which are commonly known
                                         as Rule 144A Securities.

                                         The Fund currently intends to limit its
                                         investments in other restricted
                                         securities to no more than 5% of total
                                         assets.

Illiquid securities: Securities that do  We may invest up to 10% of total assets
not have a ready market, and cannot be   in illiquid securities.
easily sold within seven days at
approximately the price that a Fund has
valued them. Illiquid securities
include repurchase agreements maturing
in more than seven days.

The Fund may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, U.S. Treasury securities and foreign securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified broker/dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed delivery basis The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. These investments may not be consistent with the Fund's investment objective. To the extent that the Fund holds these investments, the Fund may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

                 Risks                         How we strive to manage them
---------------------------------------  ---------------------------------------
Market risk is the risk that all or a    We maintain a long-term investment
majority of the securities in a certain  approach and focus on securities that
market - like the stock or bond market   we believe can appreciate over an
- will decline in value because of       extended period of time regardless of
factors such as economic conditions,     interim market fluctuations. We do not
future expectations or investor          try to predict overall stock market
confidence.                              movements and generally do not trade
                                         for short-term purposes.

Industry and security risk is the risk   We limit the amount of the Fund's
that the value of securities in a        assets invested in any one industry and
particular industry or the value of an   in any individual security. We also
individual stock or bond will decline    follow a rigorous selection process
because of changing expectations for     before choosing securities for the
the performance of that industry or for  portfolio.
the individual company issuing the
stock or bond.

Interest rate risk is the risk that      The Fund does not generally hold a
securities, particularly bonds with      significant portion of assets in
longer maturities, will decrease in      fixed-income securities, so interest
value if interest rates rise.            rate risk is not a major risk with the
                                         Fund.

Foreign risk is the risk that foreign    We typically invest only a small
securities may be adversely affected by  portion of the Fund's portfolio in
political instability, changes in        foreign securities. When we do purchase
currency exchange rates, foreign         foreign securities, they are often
economic conditions or inadequate        denominated in U.S. dollars. We also
regulatory and accounting standards.     tend to avoid markets where we believe
                                         accounting principles or the regulatory
                                         structure are underdeveloped.

Liquidity risk is the possibility that   We limit exposure to illiquid
securities cannot be readily sold        securities.
within seven days at approximately the
price that a fund values them.

Futures and options risk is the          We will buy and sell options and
possibility that a fund may experience   futures for defensive purposes, such as
a significant loss if it employs an      to protect gains in the portfolio
options or futures strategy related to   without actually selling a security, to
a security or a market index and that    neutralize the impact of interest rate
security or index moves in the opposite  changes or to earn additional income.
direction from what the portfolio        We will not use futures and options for
manager anticipated. Futures and         speculative reasons or in an effort to
options also involve additional          enhance return.
expenses, which could reduce any
benefit or increase any loss to a fund
from using the strategy.

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.06% as a percentage of average daily net assets for the last fiscal year, which includes a reduction due to the expense cap.

Portfolio manager

Francis X. Morris has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Morris regularly consults with Michael S. Morris.

Francis X. Morris, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree in finance from Providence College in Rhode Island and an MBA from Widener University in Pennsylvania. He has been managing the Devon Fund since March 1999 and institutional equity portfolios at Delaware Investments since 1997. He has 20 years of investment management experience. Mr. Morris came to Delaware from PNC Asset Management where he served as a securities analyst, portfolio manager and Director of Equity Research. He is a past president of the Philadelphia Society of Financial Analysts.

Michael S. Morris, Vice President/Portfolio Manager, holds a BS from Indiana University with a major in finance. He joined Delaware Investments in 1999. Previously he served as Senior Equity Analyst at Pilgrim Baxter, covering financial stocks. He has 10 years of investment management experience. Mr. Morris is a CFA charterholder and a member of the Bank and Financial Analysts Association.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                              Custodian
Delaware Management Company   ---------------------       The Fund        ------------------       JPMorgan Chase Bank
    2005 Market Street                                -------------------                       4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           |                 |                          Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                                                 Distributor            |
                                        Delaware Distributors, L.P.     ------------------------------
                                             2005 Market Street                  Service agent
                                        Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
                                        ---------------------------             2005 Market Street
                                                                |          Philadelphia, PA 19103-7094
                                                                |       ------------------------------
                                      ---------------------------------        |
                                      Financial intermediary wholesaler        |
                                     Lincoln Financial Distributors, Inc.      |
----------------------------                2001 Market Street                 |
  Portfolio managers                    Philadelphia, PPA 19103-7055           |
(see page 9 for details)              ---------------------------------        |
----------------------------                                     |             |
                                                                 |             |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent Trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary wholesaler Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

About your account

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

- retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

- tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

- institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

- a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of a Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

- registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

- certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; and

- programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service

The price you pay for shares will depend on when we receive your purchase order. If we (or an authorized agent) receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a "market timing" pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial advisor

Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we (or an authorized agent) receive the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares, normally for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.

Dividends, distributions and taxes

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. The Fund will also distribute net capital gains, if any, annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA), which changes the tax rates on certain types of distributions. We urge you to consult your tax advisor about your particular tax situation and how it might be affected by the new tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The new tax law reduces the tax rate on certain qualifying dividends and long-term capital gains.

You also may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Investments by fund of funds and investment vehicles that operate similarly to funds of funds

Delaware Devon Fund accepts investments from funds of funds, including those within the Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicles as a result of these transactions.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                              Institutional Class
                                                       ----------------------------------------------------------
                                                                                                       Year ended
                                                                                                            10/31
Delaware Devon Fund                                         2003        2002        2001        2000         1999
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $11.860     $14.070     $18.450     $19.810      $20.140
Income (loss) from investment operations:
Net investment income (loss)(1)                            0.075       0.035      (0.011)     (0.031)       0.109
Net realized and unrealized gain (loss)
 on investments                                            2.365      (2.245)     (4.369)     (1.329)      (0.109)
                                                       ---------   ---------   ---------   ---------   ----------
Total from investment operations                           2.440      (2.210)     (4.380)     (1.360)       0.000
                                                       ---------   ---------   ---------   ---------   ----------
Less dividends and distributions from:
Net investment income                                          -           -           -           -       (0.057)
Net realized gain on investments                               -           -           -           -       (0.190)
Return of capital                                              -           -           -           -       (0.083)
                                                       ---------   ---------   ---------   ---------   ----------
Total dividends and distributions                              -           -           -           -       (0.330)
                                                       ---------   ---------   ---------   ---------   ----------
Net asset value, end of period                           $14.300     $11.860     $14.070     $18.450      $19.810
                                                       =========   =========   =========   =========   ==========
Total return(2)                                            20.57%     (15.71%)    (23.74%)     (6.86%)      (0.09%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $5,148      $7,221      $9,546     $13,985      $21,815
Ratio of expenses to average net assets                     1.20%       1.20%       1.42%       1.53%        1.07%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly         1.79%       1.82%       1.42%       1.53%        1.15%
Ratio of net investment income (loss) to average
 net assets                                                 0.61%       0.26%      (0.07%)     (0.16%)       0.52%
Ratio of net investment income (loss) to average
 net assets prior to expense limitation and expenses
 paid indirectly                                            0.02%      (0.36%)     (0.07%)     (0.16%)       0.44%
Portfolio turnover                                            38%         57%        122%        123%          82%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

How to read the Financial highlights

Net investment income (loss)

Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets

We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Glossary

How to use this glossary

The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Amortized cost

Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity

An average of when the individual bonds and other debt securities held in a portfolio will mature.

Bond

A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

Bond ratings

Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

Capital

The amount of money you invest.

Capital appreciation

An increase in the value of an investment.

Capital gains distributions

Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding

Earnings on an investment's previous earnings.

Consumer Price Index (CPI)

Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Corporate bond

A debt security issued by a corporation. See Bond.

Cost basis

The original purchase price of an investment, used in determining capital gains and losses.

Depreciation

A decline in an investment's value.

Diversification

The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution

Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration

A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio

A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial advisor

Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities

With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Government securities

Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation

The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal

The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Management fee

The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization

The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity

The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))

The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Nationally recognized statistical ratings organization (NRSRO)

A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

Net asset value (NAV)

The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Net assets

Net assets, for the purposes of a fund's 80% investment policy, equals the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of borrowings for investment purposes, if any.

Preferred stock

Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio

A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal

Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus

The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem

To cash in your shares by selling them back to the mutual fund.

Risk

Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge

Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (Securities and Exchange Commission)

Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes

Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee

Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation

A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)

The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock

An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stock or equities.

Total return

An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Volatility

The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DEVON FUND

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.
--------------------------------------------------------------------------------

WEB SITE

www.delawareinvestments.com

E-MAIL

service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

- For convenient access to account information or current performance information on all Delaware Investments funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

Delaware Devon Fund

                                CUSIP           NASDAQ
                              ---------         ------
Institutional Class           246093405          DEIVX

Investment Company Act file number: 811-249


PR-040[--]IVES 12/03                                                       J9511

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of Class A, B, C and R Shares should contact their financial advisor or call Delaware Investments at 800 523-1918 and shareholders of the Institutional Classes should contact Delaware Investments at 800 510-4015.

INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA 19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103-7094

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103-7055

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

--------------------------------------------------------------------------------
DELAWARE GROUP EQUITY FUNDS I
--------------------------------------------------------------------------------

DELAWARE BALANCED FUND
DELAWARE DEVON FUND

A CLASS
B CLASS
C CLASS
R CLASS
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

PART B

STATEMENT OF
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

DECEMBER 31, 2003


                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER 31, 2003

                          DELAWARE GROUP EQUITY FUNDS I
                             Delaware Balanced Fund
                               Delaware Devon Fund

                               2005 Market Street
                           Philadelphia, PA 19103-7094

      For more information about Delaware Balanced Fund Institutional Class and Delaware Devon Fund Institutional Class: 800 510-4015

       For Prospectus, Performance and Information on Existing Accounts of
               Class A Shares, Class B Shares, Class C Shares and
                    Class R Shares: Nationwide 800 523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800 362-7500

         Delaware Group Equity Funds I ("Equity Funds I") is a professionally-managed mutual fund of the series type which currently offers two series of shares: Delaware Balanced Fund series ("Delaware Balanced Fund") and Delaware Devon Fund series ("Delaware Devon Fund") (individually, a "Fund", and collectively, the "Funds"). Each Fund also offers Class A, B, C, R and Institutional Class Shares. All references to "shares" in this Part B refer to all Classes of shares of Equity Funds I, except where noted.

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated December 31, 2003 and the current Prospectus for the Institutional Classes dated December 31, 2003, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting each Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS                                              Page
-----------------                                              ----
Cover Page
Investment Restrictions and Policies
Performance Information
Trading Practices and Brokerage
Purchasing Shares
Investment Plans
Determining Offering Price and Net Asset Value
Redemption and Exchange
Dividends and Realized Securities Profits Distributions
Taxes
Investment Management Agreement
Officers and Trustees
General Information
Financial Statements
Appendix A--Investment Objectives of the Funds in the Delaware Investments Family

INVESTMENT RESTRICTIONS AND POLICIES

Investment Restrictions
         Fundamental Investment Restrictions - Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of a Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         Each Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. A Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, a Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by
Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following are additional non-fundamental investment restrictions for the Funds.

         Each Fund shall not:

         1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Acquire control of any company. (Equity Funds I's Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

         3. Purchase or retain securities of a company which has an officer or trustee who is an officer or trustee of Equity Funds I or an officer, trustee or partner of its investment manager if, to the knowledge of Equity Funds I, one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. No long or short positions on shares of Equity Funds I may be taken by its officers, trustees or any of its affiliated persons. Such persons may buy shares of Equity Funds I for investment purposes, however.

         5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of Equity Funds I's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of Equity Funds I's assets.

         6. Act as an underwriter of securities of other issuers, except that Equity Funds I may acquire restricted securities and securities which are not readily marketable under circumstances where, if such securities are sold, Equity Funds I may be deemed an underwriter for purposes of the 1933 Act.

         7. Invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

         8. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude Equity Funds I's purchase of securities issued by real estate investment trusts.)

         9.       Sell short any security or property.

         10. Deal in commodities, except that Delaware Devon Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates, and foreign currencies, and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities and that Delaware Balanced Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates, and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

         11. Borrow, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of Equity Funds I's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, Equity Funds I shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Equity Funds I shall not issue senior securities as defined in the 1940 Act, except for notes to banks.

         12. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by Equity Funds I and Equity Funds I may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         13. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

Investment Policies

         All investment policies of the Funds are nonfundamental and may be changed without shareholder approval, except those identified above as fundamental restrictions.

         Each Fund has made a commitment that it will not invest in warrants valued at the lower of cost or market exceeding 5% of such Fund's net assets. Included within that amount, but not to exceed 2% of each Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

         Neither Fund currently invests its assets in real estate limited partnerships or oil, gas and other mineral leases. Each Fund currently intends to limit its investments in real estate investment trusts to not more than 10% of each such Fund's net assets.

         While each Fund is permitted under certain circumstances to borrow money, neither Fund normally does so. Investment securities will not normally be purchased by a Fund while it has an outstanding borrowing. Neither Fund may concentrate investments in any industry, which means that a Fund generally may not invest more than 25% of its assets in any one industry.

         In addition to the fixed-income securities in which Delaware Balanced Fund invests as described in the Prospectuses, the Fund may also invest in split-rated bonds and in high-yield, high-risk bonds (commonly known as "junk bonds"). A split bond rating occurs when separate rating agencies, such as Standard and Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") give different ratings to the same issue or issuer. The split-rated and high-yield, high risk bonds in which the Fund may invest are rated, or in the case of split-rated bonds, may have one or more ratings lower than BBB by S&P, Baa by Moody's and/or rated similarly by another recognized rating agency (or, if unrated, the Manager determines to be of comparable quality). The Fund anticipates investing in such split-rated or high-yield, high-risk bonds in limited situations, such as when the Manager believes that they are likely to be upgraded due to a future corporate event. Investing in high-yield, high-risk bonds involves certain risks as discussed below. The Fund limits its purchases of high-yield, high-risk bonds to no more than 5% of net assets.

         The Risks of Investing in High-Yield, High Risk Fixed-Income Securities -- High-yield, high risk fixed-income securities are considered to be of poor standing and predominantly speculative and entails certain risks, including the risk of loss of principal, which may be greater than the risks involved with investing in investment grade securities. Such securities are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the high-yield securities.

         The medium- and low-grade bonds in which the Fund may invest may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high-yield, high-risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-related securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Mortgage-Backed Securities

         In addition to mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored corporations, each Fund may also invest its assets in securities issued by certain private, nongovernment corporations, such as financial institutions. Certain of these private-backed securities are fully collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Two principal types of mortgage-backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

         CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series with different maturities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

         REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Delaware Devon Fund will invest in such private-backed securities only if they are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Delaware Balanced Fund may invest its assets in CMOs and REMICs issued by private entities whether or not the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (securities that are not so collateralized are called "non-agency mortgage-backed securities"). Each Fund currently invests in privately-issued CMOs and REMICs only if they are rated at the time of purchase in the four highest grades by a nationally-recognized rating agency.

Asset-Backed Securities

         Each Fund may invest a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Equity Securities

         Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Warrants

         Each Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Portfolio Loan Transactions

         Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         It is the understanding of Delaware Management Company (the "Manager") that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund; 3) a Fund must be able to terminate the loan after notice, at any time; 4) a Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) a Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Equity Funds I know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

         The major risk to which a Fund would be exposed on a portfolio loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

Restricted and Illiquid Securities

         Most of the privately placed securities acquired by a Fund will be eligible for resale by the Fund without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether individual Rule 144A Securities are liquid for purposes of each Fund's 10% limitation on investments in illiquid securities. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a period of time, uninterested in purchasing these securities. If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Repurchase Agreements

         In order to invest its short-term cash reserves or when in a temporary defensive posture, each Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of a Fund's assets may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager under the guidelines of the Board of Trustees determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of 102% of the repurchase price, including the portion representing such Fund's yield under such agreements which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Funds consider repurchase agreements contracts for the purchase and sale of securities, and each seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of default.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain Delaware Investments funds jointly to invest cash balances. Each Fund of Equity Funds I may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Real Estate Investment Trusts

         Each Fund may invest in shares or convertible bonds issued by real estate investment trusts ("REITS"). REITS invest primarily in income producing real estate as well as real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. Each Fund anticipates investing only in REITS that invest the majority of their assets directly in real property and derive their income primarily from rents, which are known as "equity REITS." Equity REITS can also realize capital gains by selling properties that have appreciated in value.

Convertible Securities

         Each Fund may invest in convertible securities, including corporate debentures, bonds, notes and preferred stocks that may be converted into or exchanged for common stock. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as the Manager anticipates such stock will provide a Fund with opportunities which are consistent with a Fund's investment objectives and policies.

         Each Fund may invest not more than 5% of its assets in convertible debentures that are rated below investment grade or are unrated but are determined by the Manager to be of comparable quality. Investing in convertible debentures that are rated below investment grade or unrated but of comparable quality entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investing in investment grade convertible debentures. Under rating agency guidelines, lower rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

         A Fund may have difficulty disposing of such lower rated convertible debentures because the trading market for such securities may be thinner than the market for higher rated convertible debentures. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary trading market for higher rated securities. The lack of a liquid secondary market as well as adverse publicity with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of pricing the Fund's portfolio and calculating its net asset value. The market behavior of convertible securities in lower rating categories is often more volatile than that of higher quality securities. Lower quality convertible securities are judged by Moody's and S&P to have speculative elements or characteristics; their future cannot be considered as well assured and earnings and asset protection may be moderate or poor in comparison to investment grade securities.

         In addition, such lower quality securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely payments. The market values of securities rated below investment grade tend to be more sensitive to company specific developments and changes in economic conditions than higher rated securities. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.

Foreign Securities

         Each Fund may invest in securities of foreign companies. However, neither Fund will invest more than 5% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 (the "1934 Act") or American Depositary Receipts, on which there are no such limits).

         A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's distributions paid to shareholders.

         Investors should recognize that investing in foreign corporations involves certain considerations, including those set forth below, which are not typically associated with investing in United States corporations. Foreign corporations are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States corporations. There may also be less supervision and regulation of foreign stock exchanges, brokers and listed corporations than exist in the United States. A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and control regulations. Furthermore, there may be the possibility of expropriation or confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of either Fund held in foreign countries.

         Each Fund will, from time to time, conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). Investors should be aware that there are costs and risks associated with such currency transactions. Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. When the Manager believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar or against another currency, each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. It is impossible to predict precisely the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase or sell additional foreign currency on the spot market (and bear the expense of such purchase or sale) if the market value of the security is less than or greater than the amount of foreign currency the Fund is obligated to deliver.

         Each Fund may incur gains or losses from currency transactions. No type of foreign currency transaction will eliminate fluctuations in the prices of a Fund's foreign securities or will prevent loss if the prices of such securities should decline.

Futures Contracts and Options on Futures Contracts

         Each Fund may enter into futures contracts on stocks and stock indices, purchase and sell options on such futures, and enter into closing transactions with respect to those activities. A Fund currently intends to limit such investments to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and only to the extent that obligations under such contracts and transactions represent not more than 20% of the Fund's assets. A futures contract may be purchased and sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction.

         When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant or an account at the Fund's custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         Although futures contracts by their terms generally call for the actual delivery or acquisition of underlying securities or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take, as the case may be, delivery of the securities or cash value of the index underlying the contractual obligations. At the time such transaction is effected, a final determination of variation margin is made and any loss experienced by the Fund must be paid to the contract market clearing house while any profit due to the Fund must be delivered to it.

         Positions taken in futures markets are not normally held to maturity, but instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund's futures contracts on securities will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to do so. The clearing house associated with the market on which futures on the securities are traded guarantees that, if still open, the sale or purchase will be performed on settlement date.

         Each Fund may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities in the portfolio owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when a Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         If a put or call option a Fund has written is exercised, a Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Options

         Each Fund may write call options and purchase put options on a covered basis only Delaware Balanced Fund may also purchase call options and write put options on a covered basis only. The options in which the fund invests may be exchanged listed or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will only enter into such options to the extent consistent with its limitation on investments in illiquid securities. Neither Fund will engage in option writing strategies for speculative purposes.

         A. Covered Call Writing--Each Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to both options on actual portfolio securities owned by the Fund and options on stock indices, the Fund may enter into closing purchase transactions. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Each Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Put Options--Each Fund may invest up to 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

         Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         The Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

         C. Purchasing Call Options--Delaware Balanced Fund may purchase call options to the extent that premiums paid by the Fund does not aggregate more than 2% of its total net assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specific exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Portfolios may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with portfolio transactions.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         D. Writing Put Options--Delaware Balanced Fund may write put options on a secured or covered basis. A put option written by the Fund obligates it to buy the security underlying the option at the exercise price during the option period and the purchaser of the option has the right to sell the security to the Fund. During the option period, the Fund, as writer of the put option, may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the Fund to make payment of the exercise price against delivery of the underlying security. The obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The Fund will maintain in a segregated account cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash, U.S. government securities or other assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Portfolios. Consistent with the limited purposes for which the Fund intends to engage in the writing of put options, such put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for Fund at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Options on Stock Indices

         Each Fund may engage in transactions in options on stock indices. A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, each Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 Stock Index ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100 Index ("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on the Fund's ability to effectively hedge its securities. Delaware Devon Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

When-Issued and Delayed Delivery Securities

         Each Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time a Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 5% of the market value of such Fund's total assets less liabilities other than the obligations created by these commitments.

Interest Rate and Index Swaps

         Delaware Balanced Fund may invest in interest rate and index swaps to the extent consistent with their respective investment objectives and strategies. The Fund will only invest in swaps in which all the reference rates are related to or derived from instruments or markets in which the Fund is otherwise eligible to invest, and subject to the investment limitations on the instruments to which the purchased reference rate relates.

         Swaps are agreements to exchange payment streams over a period of time with another party, called a counterparty. Each payment stream is based on a specified rate, which could be a fixed or variable interest rate, the rate of return on an index, or some other reference rate. The payment streams are calculated with reference to a hypothetical principal amount, called the notional principal or the notional amount. For example, in an interest rate swap one party may agree to pay a fixed interest rate to a counterparty and to receive in return variable interest rate payments from the counterparty. The amount that each party pays is calculated by multiplying the fixed and variable rates, respectively, by the notional amount. The payment streams may thus be thought of as interest payments on the notional amount. The notional amount does not actually change hands at any point in the swap transaction; it is used only to calculate the value of the payment streams.

         When two counterparties each wish to swap interest rate payments, they typically each enter into a separate interest rate swap contract with a broker/dealer intermediary, who is the counterparty in both transactions, rather than entering into a swap contract with each other directly. The broker/dealer intermediary enters into numerous transactions of this sort, and attempts to mange its portfolio of swaps so as to match and offset its payment receipts and obligations.

         The typical minimum notional amount is $5 million. Variable interest rates are usually set by reference to the London Inter-Bank Offered Rate (LIBOR). The typical maximum term of an interest rate swap agreement ranges from one to twelve years. Index swaps tend to be shorter term, often for one year. The Manager presently intends to purchase swaps with maturities of six to twelve months, and in no event greater than two years.

         The Fund may also engage in index swaps, also called total return swaps. In an index swap, the Fund may enter into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, the Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest rate swaps, the notional principal does not actually change hands at any point in the transaction. The counterparty, typically an investment bank, manages its obligations to make total return payments by maintaining an inventory of the fixed income securities that are included in the index.

         Swap transactions provide several benefits to the Fund. Interest rate swaps may be used as a duration management tool. Duration is a measure of a bond's interest-rate sensitivity, expressed in terms of years because it is related to the length of time remaining on the life of a bond. In general, the longer a bond's duration, the more sensitive the bond's price will be to changes in interest rates. The average duration of the Fund is the weighted average of the durations of the Fund's fixed income securities.

         If the Fund wished to shorten the duration of certain of its assets, longer term assets could be sold and shorter term assets acquired, but these transactions have potential tax and return differential consequences. By using an interest rate swap, the Fund could agree to make semi-annual fixed rate payments and receive semi-annual floating rate LIBOR payments adjusted every six months. The duration of the floating rate payments received by the fund will now be six months. In effect, the Fund has reduced the duration of the notional amount invested from a longer term to six months over the life of the swap agreement.

         The Fund may also use swaps to gain exposure to specific markets. For example, suppose bond dealers have particularly low inventories of corporate bonds, making it difficult for a fixed income fund to increase its exposure to the corporate bond segment of the market. It is generally not possible to purchase exchange-traded options on a corporate bond index. The Fund could replicate exposure to the corporate bond market, however, by engaging in an index swap in which the Fund gains exposure to a corporate bond index in return for paying a LIBOR-based floating interest rate.

         Other uses of swaps could help permit the Fund to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps may also be considered as a substitute for interest rate futures in many cases where the hedging horizon is longer than the maturity of the typical futures contract, and may be considered to provide more liquidity than similar forward contracts, particularly long-term forward contracts.

         The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed upon payment stream. This risk is often referred to as counterparty risk. If there is a default by a counterparty in a swap transaction, the Fund's potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any - the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. The Fund will have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them -- the counterparty may be judgement proof due to insolvency, for example. The Fund thus assume the risk that they will be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

         In response to this counterparty risk, several securities firms have established separately capitalized subsidiaries that have a higher credit rating, permitting them to enter into swap transactions as a dealer. The Fund will not be permitted to enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. In addition, the Manager will closely monitor the ongoing creditworthiness of swap counterparties in order to minimize the risk of swaps.

         In addition to counterparty risk, the use of swaps also involves risks similar to those associated with ordinary portfolio security transactions. If the portfolio manager is incorrect in his or her forecast of market values or interest rates, the investment performance of the Fund which has entered into a swap transaction could be less favorable than it would have been if this investment technique were not used. It is important to note, however, that there is no upper limit on the amount the Fund might theoretically be required to pay in a swap transaction.

         In order to ensure that the Fund will only engage in swap transactions to the extent consistent with its investment objectives and strategies, the Fund will only engage in a swap transaction if all of the reference rates used in the swap are related to or derived from securities, instruments or markets that are otherwise eligible investments for the Fund. Similarly, the extent to which the Fund may invest in a swap, as measured by the notional amount, will be subject to the same limitations as the eligible investments to which the purchased reference rate relates.

         The Fund will, consistent with industry practice, segregate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the net amount of the excess, if any, of the Fund's payment obligations over its entitled payments with respect to each swap contract. To the extent that the Fund is obligated by a swap to pay a fixed or variable interest rate, the Fund may segregate securities that are expected to generate income sufficient to meet the Fund's net payment obligations. For example, if the Fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not be necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

         There is not a well developed secondary market for interest rate or index swaps. Most interest rate swaps are nonetheless relatively liquid because they can be sold back to the counterparty/dealer relatively quickly at a determinable price. Most index swaps, on the other hand, are considered to be illiquid because the counterparty/dealer will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). The Fund will therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, the Fund will refer to the notional amount of the swap.

         Swaps will be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M.

Concentration

         In applying a Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return and yield in advertisements and other types of literature. Any statements of total return or yield performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over the most recent one-year, five-years and ten-years or life of fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time. Each Fund may also advertise yield information for its Classes for various periods of time.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:
                                         n
                                 P(1 + T)  = ERV

         Where:         P = a hypothetical initial purchase order of $1,000 from
                            which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                        T = average annual total return;

                        n = number of years;

                      ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable to only certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectus for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares, and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance of its Classes in the form of an average total return. This average annual return will be computed by taking the sum of annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. The performance of Class B Shares and Class C Shares may also be computed without taking into account any applicable CDSC. From time to time, each Fund may quote actual total return performance in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Citigroup Global Markets. These indices are not managed for any investment goal.

         The performance of each Class of each Fund, as shown below, is the average annual total return quotations through October 31, 2003. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The performance of Class B and Class C Shares, as shown below, is the average annual total return quotation through October 31, 2003. The average annual total return including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at October 31, 2003. The average annual total return for excluding deferred sales charge assumes the shares were not redeemed at October 31, 2003 and therefore does not reflect the deduction of a CDSC. Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance. On June 14, 1988, Delaware Balanced Fund's investment objective was changed from growth with income to a balance of capital appreciation, income and preservation of capital.

         Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. Past performance, both before and after taxes, is not a guarantee of future results.

         The average annual total returns for each Class is shown for the 1-year, 5-year, or 10-year periods ending October 31, 2003. If a Class has not been in existence for a full 1-year, 5-years or 10-years period, then Lifetime returns are shown. Lifetime returns are not shown if performance information exists for the 10-years period.

                                               Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------------
                                                                                   1 year    5 years    10 years
                                                                                    ended      ended      ended     Life of
Delaware Balanced Fund                                                            10/31/03   10/31/03   10/31/03    Fund(4)
---------------------------------------------------------------------------------------------------------------------------
Class A (at offer before taxes)(1), (2)                                               7.91%     -4.11%      4.54%       N/A
Class A (at offer after taxes on distributions)(1), (2)                               7.14%     -5.57%      2.13%       N/A
Class A (at offer after taxes on distributions and sale of fund shares)(1), (2)       4.82%     -3.57%      2.81%       N/A
Class A (at NAV before taxes)(1)                                                     14.53%     -2.97%      5.17%       N/A
Class B (including CDSC before taxes)(3)                                              9.66%     -4.04%       N/A       4.53%
Class B (including CDSC after taxes on distributions)(3)                              9.14%     -5.23%       N/A       2.54%
Class B (including CDSC after taxes on distributions and sale of fund shares)(3)      5.90%     -3.37%       N/A       3.08%
Class B (excluding CDSC before taxes)                                                13.66%     -3.70%       N/A       4.53%
Class C (including CDSC before taxes)                                                12.60%     -3.70%       N/A       3.17%
Class C (including CDSC after taxes on distributions)                                12.07%     -4.87%       N/A       1.11%
Class C (including CDSC after taxes on distributions and sale of fund shares)         7.71%     -3.10%       N/A       1.97%
Class C (excluding CDSC before taxes)                                                13.60%     -3.70%       N/A       3.17%
Class R (before taxes)                                                                 N/A        N/A        N/A       4.25%
Class R (after taxes on distributions)                                                 N/A        N/A        N/A       4.02%
Class R (after taxes on distributions and sale of fund shares)                         N/A        N/A        N/A       2.61%
Institutional Class (before taxes)                                                   14.83%     -2.73%      5.40%       N/A
Institutional Class (after taxes on distributions)                                   13.91%     -4.30%      2.88%       N/A
Institutional Class (after taxes on distributions and sale of fund shares)            9.06%     -2.55%      3.46%       N/A

(1) Delaware Balanced Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this schedule.

(4) Date of initial public offering of Delaware Balanced Fund Class A Shares was April 25, 1938; date of initial public offering of Delaware Balanced Fund Institutional Class shares was November 9, 1992; date of initial public offering of Delaware Balanced Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Balanced Fund Class C Shares was November 29, 1995 and date of initial public offering of Delaware Balanced Fund Class R Shares was June 2, 2003.

                                               Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------
                                                                                    1 year      5 years
                                                                                     ended       ended     Life of
Delaware Devon Fund(1)                                                             10/31/03    10/31/03    Fund(4)
------------------------------------------------------------------------------------------------------------------
Class A (at offer before taxes)(2)                                                    13.45%      -7.71%      5.85%
Class A (at offer after taxes on distributions)(2)                                    13.45%      -7.79%      4.81%
Class A (at offer after taxes on distributions and sale of fund shares)(2)             8.26%      -5.98%      4.37%
Class A (at NAV before taxes)                                                         20.32%      -6.61%      6.49%
Class B (including CDSC before taxes)(3)                                              15.44%      -7.68%      5.19%
Class B (including CDSC after taxes on distributions)(3)                              15.44%      -7.75%      4.21%
Class B (including CDSC after taxes on distributions and sale of fund shares)(3)       9.48%      -5.96%      3.84%
Class B (excluding CDSC before taxes)                                                 19.44%      -7.27%      5.19%
Class C (including CDSC before taxes)                                                 18.45%      -7.26%      3.07%
Class C (including CDSC after taxes on distributions)                                 18.45%      -7.33%      2.19%
Class C (including CDSC after taxes on distributions and sale of fund shares)         11.33%      -5.64%      2.14%
Class C (excluding CDSC before taxes)                                                 19.45%      -7.26%      3.07%
Class R (before taxes)                                                                  N/A         N/A       8.24%
Class R (after taxes on distributions)                                                  N/A         N/A       8.24%
Class R (after taxes on distributions and sale of fund shares)                          N/A         N/A       5.06%
Institutional Class (before taxes)                                                    20.57%      -6.33%      6.81%
Institutional Class (after taxes on distributions)                                    20.57%      -6.41%      5.70%
Institutional Class (after taxes on distributions and sale of fund shares)            12.63%      -4.95%      5.15%

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement for information regarding expense caps for the Fund. In the absence of such waivers, performance would have been affected negatively.
(2) Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this new schedule.

(4) Date of initial public offering of Delaware Devon Fund Class A Shares was December 29, 1993; date of initial public offering of Delaware Devon Fund Institutional Class shares was December 29, 1993; date of initial public offering of Delaware Devon Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Devon Fund Class C Shares was November 29, 1995 and date of initial public offering of Delaware Devon Fund Class R Shares was June 2, 2003.

         Total return performance for the Classes will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum sales charge, or CDSC, paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in the Fund in the future.

         From time to time, each Fund may also quote its Class' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or to the S&P 500 Composite Price Stock Index or the Dow Jones Industrial Average.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The Russell 2000 Index TR is a total return weighted index which is comprised of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index and is calculated on a monthly basis. The NASDAQ Composite Index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and American Depository Receipts. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         In addition, the performance of multiple indices compiled and maintained by statistical research firms, such as Citigroup Global Markets (formerly Salomon Brothers) and Lehman Brothers may be combined to create a blended performance result for comparative performances. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. A Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         Each Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. A Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Coverdell Education Savings Accounts) and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other funds, products, and services.

         Each Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Funds may include information regarding the background and experience of its portfolio managers.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of each Fund through October 31, 2003. For these purposes, the calculations assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance of each Class, as shown below, does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. On June 14, 1988, Delaware Balanced Fund's investment objective was changed from growth with income to a balance of capital appreciation, income and preservation of capital. The net asset values of each Fund fluctuate so shares, when redeemed, may be worth more or less than the original investment and each Fund's results should not be considered as representative of future performance.

                                                    Cumulative Total Returns
----------------------------------------------------------------------------------------------------------------------------------
                                                                         Class B      Class B      Class C      Class C
                                                                         Shares       Shares       Shares       Shares
                                                                       (Including   (Excluding   (Including   (Excluding
                              Class A       Class A                     Deferred     Deferred     Deferred     Deferred
Delaware Balanced         Shares(1), (2)   Shares(1)   Institutional      Sales        Sales        Sales        Sales     Class R
Fund                        (at Offer)      (at NAV)       Class       Charge)(3)     Charge)      Charge)      Charge)     Shares
----------------------------------------------------------------------------------------------------------------------------------
3 months ended 10/31/03            -1.59%       4.40%           4.52%        0.22%        4.22%        3.22%        4.22%     4.23%
6 months ended 10/31/03             2.45%       8.70%           8.81%        4.33%        8.33%        7.26%        8.26%      N/A
9 months ended 10/31/03             8.29%      14.92%          15.09%       10.31%       14.31%       13.25%       14.25%      N/A
1 year ended 10/31/03               7.91%      14.53%          14.83%        9.66%       13.66%       12.60%       13.60%      N/A
3 years ended 10/31/03            -18.72%     -13.74%         -13.06%      -17.86%      -15.63%      -15.65%      -15.65%      N/A
5 years ended 10/31/03            -18.95%     -14.01%         -12.93%      -18.64%      -17.16%      -17.19%      -17.19%      N/A
10 years ended 10/31/03            55.96%      65.51%          69.12%         N/A          N/A          N/A          N/A       N/A
15 years ended 10/31/03           187.29%     204.81%         211.94%         N/A          N/A          N/A          N/A       N/A
Life of Fund(4)                56,041.10%  59,485.74%      60,881.46%       50.01%       50.01%       28.01%       28.01%     4.25%

(1) Delaware Balanced Fund A Class began paying 12b-1 payments on June 1, 1992 and performance prior to that date does not reflect such payments.
(2) Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this schedule.

(4) Date of initial public offering of Delaware Balanced Fund Class A Shares was April 25, 1938; date of initial public offering of Delaware Balanced Fund Institutional Class shares was November 9, 1992; date of initial public offering of Delaware Balanced Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Balanced Fund Class C Shares was November 29, 1995 and date of initial public offering of Delaware Balanced Fund Class R Shares was June 2, 2003.

                                                    Cumulative Total Returns
--------------------------------------------------------------------------------------------------------------------------------
                                                                       Class B      Class B      Class C      Class C
                                                                       Shares       Shares       Shares       Shares
                                                                     (Including   (Excluding   (Including   (Excluding
                             Class A       Class A                    Deferred     Deferred     Deferred     Deferred
                              Shares       Shares    Institutional      Sales        Sales        Sales        Sales     Class R
Delaware Devon Fund(1)    (at Offer)(2)   (at NAV)       Class       Charge)(3)     Charge)      Charge)      Charge)     Shares
--------------------------------------------------------------------------------------------------------------------------------
3 months ended 10/31/03           -0.63%      5.46%           5.54%        1.27%        5.27%        4.28%        5.28%     5.24%
6 months ended 10/31/03            7.80%     14.37%          14.49%        9.93%       13.93%       12.84%       13.84%      N/A
9 months ended 10/31/03           16.64%     23.70%          23.92%       19.01%       23.01%       22.03%       23.03%      N/A
1 year ended 10/31/03             13.45%     20.32%          20.57%       15.44%       19.44%       18.45%       19.45%      N/A
3 years ended 10/31/03           -27.60%    -23.17%         -22.49%      -26.83%      -24.76%      -24.78%      -24.78%      N/A
5 years ended 10/31/03           -33.06%    -28.96%         -27.88%      -32.95%      -31.42%      -31.40%      -31.40%      N/A
Life of Fund(4)                   75.04%     85.72%          91.24%       58.92%       58.92%       27.12%       27.12%     8.24%

(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement for information regarding expense caps for the Fund. In the absence of such waivers, performance would have been affected negatively.
(2) Effective November 2, 1998, the maximum front-end sales charge was increased to 5.75% and the above performance numbers are calculated using 5.75% as the applicable sales charge.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter. The above figures have been calculated using this schedule.

(4) Date of initial public offering of Delaware Devon Fund Class A Shares was December 29, 1993; date of initial public offering of Delaware Devon Fund Institutional Class shares was December 29, 1993; date of initial public offering of Delaware Devon Fund Class B Shares was September 6, 1994; date of initial public offering of Delaware Devon Fund Class C Shares was November 29, 1995 and Delaware Devon Fund Class R Shares was June 2, 2003.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for each Fund and the other mutual funds in the Delaware Investments family, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts a Fund's, and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

Dollar-Cost Averaging

         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of low fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                             Number
                         Investment        Price Per       of Shares
                           Amount            Share         Purchased
           Month 1          $ 100          $   10.00           10
           Month 2          $ 100          $   12.50            8
           Month 3          $ 100          $    5.00           10
           Month 4          $ 100          $   10.00           20
           ---------------------------------------------------------
                            $ 400          $   37.50           48

Total Amount Invested: $400
Total Number of Shares Purchased: 48
Average Price Per Share: $9.38 ($37.50/4)
Average Cost Per Share: $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family.

THE POWER OF COMPOUNDING

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Brokers or dealers are selected to execute transactions on behalf of each Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. A number of trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, a Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the fiscal years ended October 31, 2001, 2002 and 2003, the aggregate dollar amounts of brokerage commissions paid by Delaware Balanced Fund were $1,093,859, $1,595,203 and $536,417, respectively. For the fiscal years ended October 31, 2001, 2002 and 2003, the aggregate dollar amounts of brokerage commissions paid by Delaware Devon Fund were $436,847, $262,479 and $114,684, respectively.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         During the fiscal year ended October 31, 2003, portfolio transactions of Delaware Balanced Fund in the amount of $89,152,990, resulting in brokerage commissions of $138,598 were directed to brokers for brokerage and research services provided. During the same period, portfolio transactions of Delaware Devon Fund in the amount of $10,268,154, resulting in brokerage commissions of $16,311 were directed to brokers for brokerage and research services provided.

         As provided in the 1934 Act and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds I's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the NASD Regulation, Inc. ("NASDR(SM)") rules, and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover

         Portfolio trading will be undertaken principally to accomplish each Fund's objective in relation to anticipated movements in the general level on interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code and the Investment Company Act of 1940, when changes in circumstances or conditions make such a move desirable in light of the investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year, or if a single investment was frequently traded. In investing to achieve its investment objective, a Fund may hold securities for any period of time. To the extent a Fund realizes gains on securities held for less than six months, such gains are taxable to the shareholder subject to tax or to a Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. High portfolio turnover involves correspondingly greater brokerage costs and may affect taxes payable by shareholders that are subject to federal income taxes.

         The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of securities for the particular fiscal year by the monthly average of the value of the securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         Delaware Balanced Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%.

         During the past two fiscal years, Delaware Balanced Fund's portfolio turnover rates were approximately 368% for 2002 and 249% for 2003. During the past two fiscal years, Delaware Devon Fund's portfolio turnover rates were approximately 57% for 2002 and 38% for 2003.

PURCHASING SHARES

         The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Equity Funds I or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Classes, but certain eligibility requirements must be satisfied.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds I will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. Equity Funds I reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASDR(SM) has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. Equity Funds I and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1.00% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class R shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R shares are subject to annual 12b-1 Plan expenses for the life of the investment.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

         Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B, Class C and Class R Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares, Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds I for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements -- Class A, Class B and Class C Shares

         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

         In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that, like Class B Shares and Class C Shares, Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, Class R Shares are not subject to a CDSC. In Comparing Class B Shares to Class R shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each Class is subject and the desirability of an automatic conversion feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Class R Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares

         Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission

         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Deferred Sales Charge Alternative - Class B Shares

         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares

         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day (or next business day) of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes. See Taxes.

Level Sales Charge Alternative - Class C Shares

         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes

         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds I has adopted a separate plan for each of Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund (the "Plans"). Each Plan permits a Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

         In addition, each Fund may make payments from the 12b-1 Plan fees of its respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Equity Funds I. The Plan expenses relating to Class B Shares, Class C Shares and Class R Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         The maximum aggregate fee payable by a Fund under the Plans, and a Fund's Distribution Agreement, is on an annual basis, up to 0.30% of average daily net assets of Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of Class R Shares' average daily net assets for the year. The Distributor may reduce/waive these amounts at any time.

         Effective June 1, 1992, Equity Funds I's Board of Trustees has determined that the annual fee, payable on a monthly basis, for Delaware Balanced Fund A Class under its Plan will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by shares of Delaware Balanced Fund A Class that were acquired by shareholders on or after June 1, 1992; and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by shares of Delaware Balanced Fund A Class that were acquired before June 1, 1992. While this is the method for calculating the 12b-1 fees to be paid by Delaware Balanced Fund A Class, the fee is a Class expense so that all shareholders of that Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same per share rate. As Delaware Balanced Fund A Class shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Delaware Balanced Fund A Class shares purchased on or after June 1, 1992 to Delaware Balanced Fund A Class shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current formula for calculating the fees which will be payable under the Plan, the Plan permits the Fund to pay a full 0.30% on all Delaware Balanced Fund A Class assets at any time.

         The Distributor has contracted to limit the Delaware Balanced Fund's Class A shares 12b-1 fee through December 31, 2004 to no more than 0.25% of average daily net assets.

         On September 23, 1993, Equity Funds I's Board of Trustees set the fee for Delaware Devon Fund A Class at 0.30% of average daily net assets.

         While payments pursuant to the Plans may not exceed 0.30% annually with respect to Class A Shares, and 1% annually with respect to each of the Class B Shares and Class C Shares, the Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of Equity Funds I's unaffiliated trustees, who may reduce the fees or terminate the Plans at any time.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Trustees of Equity Funds I, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Equity Funds I and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Equity Funds I having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Equity Funds I must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.


         For the fiscal year ended October 31, 2003 payments from the Class A Shares, Class B Shares and Class C Shares of Delaware Balanced Fund pursuant to their respective 12b-1 Plans amounted to $571,290, $305,576 and $71,528, respectively. Payments from Class R Shares are not shown because the Class commenced operations after the close of the fiscal year. Such amounts were used for the following purposes:

Delaware Balanced Fund                  Class A        Class B        Class C
------------------------------------------------------------------------------
Advertising                            $   1,445              -      $      40
Annual/Semi-Annual Reports             $   7,473              -      $     309
Broker Trails                          $ 403,336      $  75,624      $  57,682
Broker Sales Charges                           -      $ 119,730      $  11,179
Dealer Service Expenses                        -              -              -
Interest on Broker Sales Charges               -      $ 110,222              -
Commissions to Wholesalers                     -              -              -
Promotional-Broker Meetings                    -              -              -
Promotional-Other                      $  30,899              -      $     593
Prospectus Printing                    $  13,708              -      $     420
Telephone                                      -              -              -
Wholesaler Expenses                    $ 114,429              -      $   1,305
Other                                          -              -              -

         For the fiscal year ended October 31, 2003, payments from the Class A Shares, Class B Shares and Class C Shares of Delaware Devon Fund pursuant to their respective 12b-1 Plans amounted to $117,210, $455,656 and $95,651, respectively. Payments from Class R Shares are not shown because the Class commenced operations after the close of the fiscal year. Such amounts were used for the following purposes:

Delaware Devon Fund                     Class A        Class B        Class C
------------------------------------------------------------------------------
Advertising                            $     219              -      $      53
Annual/Semi-Annual Reports             $   3,413              -      $     849
Broker Trails                          $  93,215      $ 112,366      $  82,254
Broker Sales Charges                           -      $ 206,210      $   8,276
Dealer Service Expenses                        -              -              -
Interest on Broker Sales Charges               -      $ 137,080              -
Commissions to Wholesalers                     -              -              -
Promotional-Broker Meetings                    -              -              -
Promotional-Other                      $  11,883              -      $   2,514
Prospectus Printing                    $   2,122              -      $     544
Telephone                                      -              -              -
Wholesaler Expenses                    $   6,358              -      $   1,161
Other                                          -              -              -

Other Payments to Dealers - Class A Shares, Class B Shares, Class C Shares and

Class R Shares

         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value

         Class A Shares of the Fund may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, Trustees/Directors and employees of Equity Funds I, any other fund in the Delaware Investments family, the Manager or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives, and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of a Fund and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created at net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase shares at net asset value.

         Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments Family of Funds may exchange into Class A shares of another Fund at net asset value.

         Any class members included in the settlement of Blanke v. Lincoln National Corporation and Lincoln National Life Insurance Company may purchase Class A shares of the Funds at net asset value for a period of 90 days after the final settlement date. The initial purchase of such shares must be for an amount of at least $1,000 and must comply with the Amended Notice of Class Action, Proposed Settlement and Fairness Hearing. Class members may call 800 960-0366 to receive information regarding the settlement.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Equity Funds I may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to RFS in writing that it has the requisite number of employees and has received written confirmation back from RFS. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Investments fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Equity Funds I must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans

         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange under Investment Plans.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares under Purchasing Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention

         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds I which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Those purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all Classes of shares of a Fund and of the other mutual funds in Delaware Investments previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. In addition, if you are an investment advisory client of the Manager's affiliates you may include assets held in a stable value account in the total amount. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation

         When you determine the availability of the reduced front-end sales charges on Class A Shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of a Fund and all other Delaware Investments mutual funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments mutual fund that did carry a front-end sales charge, CDSC or Limited CDSC. If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege

         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisors or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans

         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

Class R Shares

         Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware Investments' retirement record keeping system that are offering Class R shares to participants.

Institutional Classes

         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (f) certain plans qualified under Section 529 of the Internal Revenue Code of which Delaware Services Company, Inc., the Distributor, or the Manage or one or more affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services ("Eligible 529 Plans"); and (g) programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account

         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds

         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a Fund in which the investor does not then have an account will be treated like all other initial purchases of a Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange

         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each Fund's Prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares and Institutional Class Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares and Institutional Class Shares, but may not exchange their shares for Class B Share Class C Shares or Class R Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund. Holders of Class R Shares of a Fund are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing proceeds from Eligible 529 Plans

         The proceeds of a withdrawal from an Eligible 529 Plan which are directly reinvested in a substantially similar class of the Delaware Investments Family of Funds will qualify for treatment as if such proceeds had been exchanged from another Fund within the Delaware Investments Family of Funds rather than transferred from the Eligible 529 Plan, as described under INVESTMENT PLANS - Investing by Exchange. The treatment of your redemption proceeds from an Eligible 529 Plan described in this paragraph does not apply if you take possession of the proceeds of the withdrawal and subsequently reinvest them (i.e., the transfer is not made directly). Similar benefits may also be extended to direct transfers from a substantially similar class of the Delaware Investments Family of Funds into an Eligible 529 Plan.

Investing by Electronic Fund Transfer

         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                     *  *  *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail

         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds I for proper instructions.

MoneyLine(SM) On Demand

         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option

         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner

         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial advisor, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C Shares and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes

         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Coverdell ESA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell ESAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans

         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

Individual Retirement Account ("IRA")

         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures

         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Coverdell ESA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs

         An individual can contribute up to $3,000 in his or her IRA through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan.

         In June of 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current amount of $3,000 will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.

         The annual contribution limits through 2008 are as follows:

         Calendar Year          Under Age 50         Age 50 and Above
         ------------------------------------------------------------
          2003 - 2004              $ 3,000                $ 3,500
              2005                 $ 4,000                $ 4,500
          2006 - 2007              $ 4,000                $ 5,000
              2008                 $ 5,000                $ 6,000

         Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2003 through 2004 and increased limits in subsequent years is still available if the taxpayer's AGI is below $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2003. A partial deduction is allowed for married couples with income between $60,000 and $70,000, and for single individuals with an AGI greater than $40,000 and less than $50,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions. The non-deductible contribution may not exceed the excess amount allowed as a deduction stated above over the amount actually allowed as a deduction under the AGI limitations.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs

         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs

         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $3,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2002 are the same as the regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply.

Group IRAs or Group Roth IRAs

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Coverdell Education Savings Accounts (formerly Education IRAs)

         For taxable years beginning after December 31, 1997, a Coverdell Education Savings Account ("Coverdell ESA") has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $2,000 per year and qualifying expenses will no longer be limited to those related to higher education.

         Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation and extended day programs.

         The $2,000 annual limit is an addition to the $3,000 annual contribution limit as applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell ESAs. In addition, multiple Coverdell ESAs can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.

         The $2,000 annual contribution limit for a Coverdell ESA is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell ESA established on behalf of any other individual.

         Distributions from a Coverdell ESA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in a Coverdell ESA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Coverdell ESA benefiting one beneficiary to another Coverdell ESA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

Simplified Employee Pension Plan ("SEP/IRA")

         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")

         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan

         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")

         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectus for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")

         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA

         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)

         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent or certain other authorized persons. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares are effected at the net asset value per share next calculated after receipt of the order by Equity Funds I, its agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Selling dealers are responsible for transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern Time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in each Fund's financial statements, which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all of the securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities listed or traded on a national securities exchange, except for bonds, are generally valued at the closing price on the exchange, unless such closing prices are determined to be not readily available pursuant to the Funds' pricing procedures, upon which such securities are primarily traded. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollars values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For all other securities and for securities whose closing prices are not readily available, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Equity Funds I's 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class the net asset value of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve a capital gain or loss to the shareholder for federal tax purposes. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds I has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4.00% if shares are redeemed within the first year of purchase; (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, a bank wire fee may be deducted, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

Timing Accounts

         Right to Refuse Timing Accounts -- With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern, for example, any person who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. A Fund, in its sole discretion, may consider other trading patterns that seem to follow a market timing pattern as market timing. A Fund may temporarily or permanently terminate the exchange privilege or reject any specific purchase order for the accounts of such person, accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

         Redemptions of Timing Accounts -- Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

Written Redemption

         You can write to each Fund at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange

         You may also write to each Fund (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange

         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption -- Check to Your Address of Record

         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption -- Proceeds to Your Bank

         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange

         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand

         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern Time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Systematic Withdrawal Plans

         Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than or equal to 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Classes. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value

         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares

         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived; and (x) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares

         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age
70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pensions plans) (i) that purchase shares through a retirement plan alliance, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which RFS provides fully-bundled retirement plan services and maintains participant records on its proprietary record keeping system.

                                      * * *

         The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established.

DIVIDENDS AND REALIZED SECURITIES PROFITS DISTRIBUTIONS

         Delaware Balanced Fund will normally make payments from net investment income on a quarterly basis. Delaware Devon Fund will normally make payments from net investment income on an annual basis. Any payments from net realized securities profits will be made during the first quarter of the next fiscal year.

         Each Class of shares of each Fund will share proportionately in the investment income and expenses of that Fund, except that Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will incur distribution fees under their respective 12b-1 Plans.

         Dividends are automatically reinvested in additional shares at the net asset value of the ex-dividend date unless, in the case of shareholders in the Fund Classes, an election to receive dividends in cash has been made. If you elect to take your dividends and distributions in cash and such dividends and distributions are in an amount of $25 or more, you may choose the MoneyLine(SM) Direct Deposit Service and have such payments transferred from your Fund account to your predesignated bank account. See Systematic Withdrawal Plans above. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. Each Fund may deduct from a shareholder's account the costs of that Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or such Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Jobs and Growth Tax Relief Reconciliation Act of 2003

         On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

Reduction of Tax Rate on Dividends

         Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.

         The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a regulated investment company (RIC) for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

         The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).

         Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

Reduction of Tax Rate on Capital Gains

         Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

         The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

         The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.

Back-up Withholding Changes

         Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.

TAXES

         It is the policy of each Fund to pay out substantially all net investment income and net realized gains to relieve it of federal income tax liability on that portion of its income paid to shareholders under the Code. Each Fund has met these requirements in previous years and intends to meet them this year. Each Fund is treated as a separate tax entity, and any capital gains and losses for each Fund are calculated separately.

         Distributions representing net investment income or short-term capital gains are taxable as ordinary income to shareholders, subject to the rules for qualified dividends enacted by JGTRRA. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. A portion of these distributions may be eligible for the dividends-received deduction for corporations. For the fiscal year ended October 31, 2003, 65% of dividends paid from net investment income of Delaware Balanced Fund were eligible for this deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice to that Fund's shareholders, and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of that Fund if such Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

         Distributions may also be subject to state and local taxes; shareholders are advised to consult with their tax advisors in this regard.

         Prior to purchasing shares, you should carefully consider the impact of dividends or realized securities profits distributions which have been declared but not paid. Any such dividends or realized securities profits paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of such shares by the amount of the dividends or realized securities profits distributions. All or a portion of such dividends or realized securities profits distributions, although in effect a return of capital, are subject to taxes which may be at ordinary income tax rates. The purchase of shares just prior to the ex-dividend date has an adverse effect for income tax purposes.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes. See Automatic Conversion of Class B Shares under Purchasing Shares.

         Net long-term gain from the sale of securities when realized and distributed (actually or constructively) is taxable as capital gain, and these gains are currently taxed at long-term capital gain rates. If the net asset value of shares were reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment though taxable as stated above. The portfolio securities of Delaware Balanced Fund and Delaware Devon Fund had a net unrealized appreciation for tax purposes of $20,230,701 and $1,650,158, respectively, as of October 31, 2003.

         A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

         Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

         Any loss incurred on the redemption or exchange of shares held for six months or less is treated as long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

         All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

         If you redeem some or all of your shares in a Fund, and then reinvest the redemption proceeds in a Fund or in another Delaware Investments fund within 12 months of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in a Fund is excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund's ability to recognize a loss, and, in limited cases, subject the Fund to the U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by a Fund.

         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of a Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, the Funds must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of a Fund's total assets, and, with respect to 50% of a Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of a Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

         (iii) A Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

         The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 and 100% of any undistributed amount from the prior year to you by December 31 of each year in order to avoid federal excise tax. Each Fund intends as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversation of short-term capital losses into long-term capital losses.

         Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally will be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities -- The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other net investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions of federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Funds' income dividend paid to you.

         Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Funds. Any return of capital in excess of your basis, however, is taxable as a capital gain.

         Investment in Passive Foreign Investment Company securities -- The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, that Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at that Fund's level under the PFIC rules generally would be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

INVESTMENT MANAGEMENT AGREEMENT

         The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of Equity Funds I's Board of Trustees.

         The Manager and its predecessors have been managing the funds in the Delaware Investments family since 1938. On September 30, 2003, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $95 billion in assets in various institutional or separately managed, investment company and insurance accounts. The Manager is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Investment Management Agreement for the Funds is dated December 28, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of and the renewal thereof have been approved by the vote of a majority of the trustees of Equity Funds I who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Equity Funds I or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The Investment Management Agreement provides that each Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

                  0.65% on first $500 million
                  0.60% on next $500 million
                  0.55% on next $1,500 million
                  0.50% on assets in excess of $2,500 million

         On October 31, 2003, the total net assets of Delaware Balanced Fund were $303,137,741 and the total net assets of Delaware Devon Fund were $105,746,695. Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by each Fund. The Manager pays the salaries of all trustees, officers and employees who are affiliated with both the Manager and Equity Funds I.

         The investment management fees paid by the Funds for the past three fiscal years as follows:

         ---------------------------------------- -------------------------------------------------------------------
         Investment Management Fees                                  Fiscal year ended October 31
                                                  -------------------------------------------------------------------
                                                          2003                  2002                   2001
         ---------------------------------------- --------------------- ---------------------- ----------------------
         Delaware Balanced Fund                   $2,970,169 paid       $2,410,444 paid        $1,966,319 paid
         ---------------------------------------- --------------------- ---------------------- ----------------------
         Delaware Devon Fund                      $898,131 earned       $905,387 earned        $666,175 earned
                                                  $-0- waived           $856,532 waived        $597,876 waived
                                                  $898,131 paid         $48,855 paid           $68,299 paid
         ---------------------------------------- --------------------- ---------------------- ----------------------

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include the Funds' proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

         Through December 31, 2004, the Manager has contracted to waive that portion, if any, of the annual management fees payable by Delaware Devon Fund and to pay the Fund to the extent necessary to ensure that the Total Operating Expenses of the Fund do not exceed 1.20% (exclusive of 12b-1 expenses, taxes, interest, brokerage commissions, extraordinary expenses and certain insurance costs).

         From January 1, 1999 through June 30, 1999, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Devon Fund and to pay the Fund to the extent necessary to ensure that the Total Operating Expenses of this Fund do not exceed 1.00% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses). From commencement of the Fund's operations through December 31, 1998, the Manager voluntarily waived that portion, if any, of the annual management fees payable by the Fund and paid the Fund's expenses to the extent necessary to ensure that Total Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) did not exceed 0.95%.

Proxy Voting Policy

         The Funds has formally delegated to its investment manager, Delaware Management Company (the "Manager"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

         In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Funds and other Manager clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Funds, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

         The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Funds.

         As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

         Because the Funds has delegated proxy voting to the Manager, the Funds are not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Funds are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Funds. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Funds.

Distribution and Service

         The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of each Fund's shares under separate Distribution Agreements dated May 15, 2003. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares under their respective 12b-1 Plans. The Distributor is an indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD shall: (i) promote the sale of the Funds' shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"); (ii) create messaging and packaging for certain non-regulatory sales and marketing materials related to the Funds; and (iii) produce such non-regulatory sales and marketing materials related to the Funds. The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:

                                                                                           Basis Points on Sales
                                                                                           ---------------------
Retail Mutual Funds (Class A, B and C Shares)                                                      0.50%
Merrill Lynch Connect Program                                                                      0.25%
Registered Investment Advisors and H.D. Vest Institutional Classes                                 0.45%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
 Delaware International Value Equity Fund Class I Shares                                              0%

         In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

                                                                                           Basis Points on Sales
                                                                                           ---------------------
Retail Mutual Funds (including shares of money market funds and house accounts and
shares redeemed within 30 days of purchase)                                                        0.04%
Merrill Lynch Connect Program                                                                         0%
Registered Investment Advisors and H.D. Vest Institutional Classes                                 0.04%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
 Delaware International Value Equity Fund Class I Shares                                           0.04%

         The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as each Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to a Shareholders Services Agreement dated April 19, 2001. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. The Trustees annually review fees paid to the Distributor and the Transfer Agent.

         Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee when effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of Equity Funds I are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Equity Funds I hold identical positions in each of the other funds in the Delaware Investments family. As of December 1, 2003, Equity Funds I's officers and trustees owned less than 1% of the outstanding shares of each Class of Delaware Balanced Fund and Delaware Devon Fund.

         As of December 1, 2003, management believes the following accounts held of record 5% or more of the outstanding shares of Class A Shares, Class B Shares, Class C Shares, Class R Shares and the Institutional Class of each Fund. Management does not have knowledge of beneficial owners.

Class                             Name and Address of Account                                     Share Amount      Percentage
------------------------------------------------------------------------------------------------------------------------------
Delaware Balanced Fund            Delaware Management Business Trust - DIA                             200.270          99.50%
Class R Shares                    Attn: Joe Hastings
                                  2005 Market Street, Floor 9
                                  Philadelphia PA 19103-7042

Delaware Balanced Fund            RS DMTC 401(k) Plan                                               71,580.540          15.17%
Institutional Class Shares        Delaware Management Trust Company
                                  For the Benefit of Aloha Air
                                  c/o DelPac 16th Floor
                                  1818 Market Street
                                  Philadelphia, PA 19103-3638

                                  RS DMC Employee Profit Sharing Plan                               70,517.920          14.95%
                                  Delaware Management Company
                                  Employee Profit Sharing Trust
                                  Attn: Rick Seidel
                                  2005 Market Street
                                  Philadelphia, PA 19103-7094

                                  RS DMTC Money Purchase Pension Plan                               68,489.520          14.52%
                                  Clayton Foundation Retirement Plan
                                  Attn: Retirement Plans
                                  1818 Market Street
                                  Philadelphia, PA 19103-3638

                                  RS DMTC 401(k) Plan                                               46,671.540           9.89%
                                  Delaware Management Trust Company
                                  For the Benefit of Aloha Air
                                  c/o DelPac 16th Floor
                                  1818 Market Street
                                  Philadelphia, PA 19103-3638

                                  RS DMTC 401(k) Plan                                               40,111.800           8.50%
                                  Aloha Air Flight Attendants
                                  For the Benfit of Aloha Air Flight Attendants
                                  C/O DelPac 16th Floor
                                  1818 Market Street
                                  Philadelphia PA 19103-3638

                                  RS DMTC 401(k) Plan                                               35,826.900           7.59%
                                  Aloha Airline 401k Plan
                                  NonRep Employee
                                  C/O DelPac 16th Floor
                                  1818 Market Street
                                  Philadelphia PA 19103-3638

                                  RS DMTC 401(k) Plan                                               27,723.910           5.87%
                                  Hospice Of The Western Reserve Inc. 401(k) Plan
                                  Attn: Retirement Plans
                                  1818 Market Street
                                  Philadelphia PA 19103-3638

Class                             Name and Address of Account                                     Share Amount      Percentage
------------------------------------------------------------------------------------------------------------------------------
Delaware Devon Fund               Merrill Lynch, Pierce, Fenner & Smith                             58,303.290            8.28%
Class C Shares                    For the Sole Benefit of its Customers SEC# 97H05
                                  Attention: Fund Administration
                                  4800 Deer Lake Drive East, 2nd Floor
                                  Jacksonville, FL 2246-6484

Delaware Devon Fund               Delaware Management Business Trust - DIA                             213.980           99.53%
Class R Shares                    Attn: Joe Hastings
                                  2005 Market Street, Floor 9
                                  Philadelphia PA 19103-7042

Delaware Devon Fund               RS DMC Employee Profit Sharing Plan                              176,847.130           49.00%
Institutional Class Shares        Delaware Management Company
                                  Employee Profit Sharing Trust
                                  Attn: Rick Seidel
                                  2005 Market Street
                                  Philadelphia, PA 19103-7094

                                  RS DMTC 401(k) Plan                                              122,713.490           34.00%
                                  Strick Corporation
                                  Attn: Retirement Plans
                                  1818 Market Street
                                  Philadelphia, PA 19103-3638

                                  DMTC R/S 401K                                                     27,924.400            7.73%
                                  Alta Colleges 401(k) Plan
                                  Attn Retirement Plans
                                  1818 Market Street
                                  Philadelphia PA 19103-3638

         DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., DIAL Holding Company, Inc., Delaware International Holdings Ltd., Delaware International Advisers Ltd., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH and Delaware International Advisers Ltd. are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

         Trustees and principal officers of Equity Funds I are noted below along with their ages and their business experience for the past five years.

                                                                                                    Number of            Other
                                                                                                Portfolios in Fund   Directorships
Name, Address and       Position(s) Held                            Principal Occupation(s)    Complex Overseen by  Held by Trustee
Birthdate                 with Fund(s)    Length of Time Served       During Past 5 Years       Trustee or Officer     or Officer
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Jude T. Driscoll(2)       Chairman and     3 Years - Executive      Since August 2000, Mr.              83                None
2005 Market Street         Trustee(4)            Officer            Driscoll has served in
Philadelphia, PA 19103                                           various executive capacities
                                              Trustee since          at different times at
March 10, 1963                                May 15, 2003          Delaware Investments(1)

                                                                   Senior Vice President and
                                                                   Director of Fixed-Income
                                                                   Process - Conseco Capital
                                                                          Management
                                                                   (June 1998 - August 2000)

                                                                      Managing Director -
                                                                  NationsBanc Capital Markets
                                                                  (February 1996 - June 1998)

Independent Trustees

Walter P. Babich             Trustee            15 Years           Board Chairman - Citadel            101                None
2005 Market Street                                                 Construction Corporation
Philadelphia, PA 19103                                                 (1989 - Present)

October 1, 1927

John H. Durham               Trustee           24 Years(3)             Private Investor                101             Trustee -
2005 Market Street                                                                                                      Abington
Philadelphia, PA 19103                                                                                                  Memorial
                                                                                                                        Hospital
August 7, 1937
                                                                                                                       President/
                                                                                                                       Director
                                                                                                                           -
                                                                                                                         22 WR
                                                                                                                      Corporation

John A. Fry                Trustee(4)            2 Year             President - Franklin &              83                None
2005 Market Street                                                    Marshall College
Philadelphia, PA 19103                                               (June 2002 - Present)

May 28, 1960                                                      Executive Vice President -
                                                                  University of Pennsylvania
                                                                   (April 1995 - June 2002)

Anthony D. Knerr             Trustee            10 Years          Founder/Managing Director -          101                None
2005 Market Street                                                Anthony Knerr & Associates
Philadelphia, PA 19103                                              (Strategic Consulting)
                                                                       (1990 - Present)
December 7, 1938

Ann R. Leven                 Trustee            14 Years            Treasurer/Chief Fiscal             101             Director -
2005 Market Street                                                Officer - National Gallery                          Andy Warhol
Philadelphia, PA 19103                                                      of Art                                    Foundation
                                                                         (1994 - 1999)

November 1, 1940                                                                                                       Director -
                                                                                                                     Systemax Inc.

                                                                                                    Number of            Other
                                                                                                Portfolios in Fund   Directorships
Name, Address and       Position(s) Held                            Principal Occupation(s)    Complex Overseen by  Held by Trustee
Birthdate                 with Fund(s)    Length of Time Served       During Past 5 Years       Trustee or Officer     or Officer
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
(continued)

Thomas F. Madison            Trustee             9 Years           President/Chief Executive           101             Director -
2005 Market Street                                               Officer - MLM Partners, Inc.                         CenterPoint
Philadelphia, PA 19103                                            (Small Business Investing                             Energy
                                                                        and Consulting)
                                                                                                                       Director -
February 25, 1936                                                  (January 1993 - Present)                          Digital River
                                                                                                                         Inc.

                                                                                                                       Director -
                                                                                                                         Rimage
                                                                                                                      Corporation

                                                                                                                       Director -
                                                                                                                        Valmont
                                                                                                                    Industries Inc.

Janet L. Yeomans             Trustee             4 Years           Vice President/Mergers &            101                None
2005 Market Street                                                      Acquisitions -
Philadelphia, PA 19103                                                  3M Corporation
                                                                   (January 2003 - Present)
July 31, 1948

                                                                 Ms. Yeomans has held various
                                                                  management positions at 3M
                                                                    Corporation since 1983.

Officers

Joseph H. Hastings       Executive Vice       Executive Vice      Mr. Hastings has served in           101                None
2005 Market Street        President and    President and Chief   various executive capacities
Philadelphia, PA 19103   Chief Financial    Financial Officer        at different times at
                             Officer      since August 21, 2003      Delaware Investments

December 19, 1949

Richelle S. Maestro        Senior Vice     Chief Legal Officer     Ms. Maestro has served in           101                None
2005 Market Street      President, Chief   since March 17, 2003  various executive capacities
Philadelphia, PA 19103    Legal Officer                              at different times at
                          and Secretary                              Delaware Investments

November 26, 1957

Michael P. Bishof          Senior Vice           7 Years           Mr. Bishof has served in            101                None
2005 Market Street        President and                          various executive capacities
Philadelphia, PA 19103      Treasurer                                at different times at
                                                                     Delaware Investments

August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Funds' investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Funds' manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

         Following is additional information regarding investment professionals affiliated with Equity Funds I.

                                                                                         Principal Occupation(s) During Past 5
Name, Address and Birthdate    Position(s) Held with the Funds   Length of Time Served                   Years
-----------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci              Vice President/Senior Portfolio          9 Years          Mr. Cianci has served in various executive
2005 Market Street                         Manager                                        capacities at different times at Delaware
Philadelphia, PA 19103-7094                                                                           Investments.

May 12, 1969

Paul Grillo                    Vice President/Senior Portfolio          11 Years         Mr. Grillo has served in various executive
2005 Market Street                         Manager                                        capacities at different times at Delaware
Philadelphia, PA 19103-7094                                                                           Investments.

May 16, 1959

Steven T. Lampe               Vice President/Portfolio Manager          4 Years          Mr. Lampe has served in various executive
2005 Market Street                                                                            capacities at different times
Philadelphia, PA 19103-7094                                                                      at Delaware Investments.

September 13, 1968

Francis X. Morris               Senior Vice President/Senior            6 Years          Mr. Morris has served in various executive
2005 Market Street                   Portfolio Manager                                         capacities at different times
Philadelphia, PA 19103-7094                                                                      at Delaware Investments.

March 28, 1961

Michael S. Morris             Vice President/Portfolio Manager           2 Year             Senior Equity Analyst II - Delaware
2005 Market Street                                                                         Investment Advisers, series of Delaware
Philadelphia, PA 19103-7094                                                                      Management Business Trust
                                                                                              (November 1998 - November 2001)
September 5, 1968

                                                                                             Financial Analyst - Walnut Street
                                                                                          Associates (November 2000 - November 2001)

         The following table shows each Trustee's ownership of shares of the Funds and of all Delaware Investments funds as of December 31, 2002.

                                                                          Aggregate Dollar Range of Equity Securities in All
                              Dollar Range of Equity Securities in       Registered Investment Companies Overseen by Trustee
Trustees                                    the Funds                              in Family of Investment Companies
------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll                              none                                         $ 10,001 - $50,000
Walter A. Babich                              none                                             Over $100,000
John H. Durham                                none                                              Over $100,000
John A. Fry                                   none                                              Over $100,000
Anthony D. Knerr                              none                                         $ 10,001 - $50,000
Ann R. Leven                                  none                                              Over $100,000
Thomas F. Madison              Delaware Balanced Fund $1-$10,000                           $ 10,001 - $50,000
                               Delaware Devon Fund    $1-$10,000
Janet L. Yeomans                              none                                               none

         The following is a compensation table listing for each Trustee entitled to receive compensation, the aggregate compensation received from Equity Funds I and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a Trustee or Director for the fiscal year ended October 31, 2003 and an estimate of annual benefits to be received upon retirement under the Delaware Investments Retirement Plan for Trustees/Directors as of October 31, 2003. Only the Independent Trustees of Equity Funds I receive compensation from the Funds.

                                   Aggregate         Pension or Retirement      Estimated Annual      Total Compensation from the
                              Compensation from       Benefits Accrued as         Benefits Upon         Investment Companies in
Name                             Equity Funds I      Part of Fund Expenses        Retirement(1)         Delaware Investments(2)
---------------------------------------------------------------------------------------------------------------------------------
Walter P. Babich                    $ 2,744                   none                  $ 61,000                   $ 94,233
John H. Durham                      $ 2,461                   none                  $ 61,000                   $ 84,233
John A. Fry                         $ 2,430                   none                  $ 45,750                   $ 67,776
Anthony D. Knerr                    $ 2,478                   none                  $ 61,000                   $ 84,858
Ann R. Leven                        $ 2,792                   none                  $ 61,000                   $ 95,483
Thomas F. Madison                   $ 2,694                   none                  $ 61,000                   $ 91,983
Janet L. Yeomans                    $ 2,694                   none                  $ 61,000                   $ 91,983

(1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of October 31, 2003, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director (other than John A. Fry) currently receives a total annual retainer fee of $61,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry receives a total annual retainer fee of $45,750 for serving as a Trustee/Director for 24 investment companies in Delaware Investments, plus $2,358 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,000 for each meeting. Members of the nominating committee receive additional compensation of $1,500 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $5,000 and $1,000, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $10,000.

         The Board of Trustees has the following committees:

         Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' independent auditors and the full Board of Trustees. The Audit Committee of Funds consists of the following three independent trustees appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Jan L. Yeomans. The Audit Committee held six meetings during Equity Funds I's last fiscal year.

         Nominating Committee: This committee recommends Board members, fills vacancies and considers the qualifications of Board members. The committee also monitors the performance of counsel for independent trustees. The Nominating Committee will consider selections for Board of Directors nominations from shareholders. The Nominating Committee of the Funds currently consists of the following three trustees/directors appointed by the Board: Anthony D. Knerr, Chairperson; John H. Durham; and John A. Fry, all of whom are independent. The Nominating Committee held one meeting during Equity Funds I's last fiscal year.

GENERAL INFORMATION

         Equity Funds I was originally organized as a Delaware corporation in 1937 and subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware business trust on December 28, 1999. It is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act.

         Equity Funds I's Board of Trustees is responsible for overseeing the performance of the Funds' investment manager and determining whether to approve and/or renew the Funds' investment management agreements. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

         - The nature, extent and quality of the services provided by the investment manager.

         - The investment performance of each Fund's assets managed by the investment manager.

         - The fair market value of the services provided by the investment manager.

         - Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

         - The extent to which the investment manager has realized or will realize economies of scale as each Fund grows.

         - Other benefits accruing to the investment manager or its affiliates from its relationship with the Funds.

         - The investment manager's management of the operating expenses of each Fund, such as transaction costs, including how portfolio transactions for the Funds are conducted and brokers are chosen.

         In reviewing the investment management agreement for the Funds, the Board of Trustees considered the Funds' performance relative to its peers and benchmark, the investment process and controls used in managing the Funds, the Funds' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.

         The Board met in executive session to approve the investment management agreements, and was advised by outside counsel as to the adequacy of the materials provided. The Board was supportive of the changes made by the Manager, and felt that management had been responsive to the concerns expressed by the Board during the previous year. The Board considered that the Manager recently instituted a number of changes to the Delaware Investments investment process designed to bolster the services provided to the Funds. Such improvements included refinements to the usage of competitive peer group portfolio information and qualitative tools in the investment decision making process, especially in the area of monitoring risk and volatility. The Board also considered that the Manager recently instituted a number of changes necessary to operate in this heightened regulatory environment, most recently responding to new requirements imposed by Rule 35d-1, Regulation S-P, changes in the corporate governance rules and the Sarbanes-Oxley Act. The Board found that overall the Funds' fees to be in line with fees charged to comparable funds in the industry and noted, where relevant, that the investment manager had implemented fee waivers to reduce the fees of certain Funds.

         The Board also reviewed the quality of services performed by the investment manager's affiliates on behalf of the Funds, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment manager's affiliate for the quality of service it provided to the Funds' investors.

         The Manager and its affiliate Delaware International Advisers Ltd. manage several of the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed-income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity, although actual performance will differ due to such factors as different expense levels, asset size and its timing of purchases and redemptions. See Delaware VIP Trust in Appendix A.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary wholesaler are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                               Delaware Balanced Fund
                                   Class A Shares

                        Total Amount of       Amounts Reallowed to   Net Commission to
Fiscal Year Ended  Underwriting Commissions        Dealers             Distributor
-------------------------------------------------------------------------------------
10/31/03                   $  120,025            $  103,006            $  17,019
10/31/02                   $  157,986            $  138,218            $  19,768
10/31/01                   $  208,687            $  184,813            $  23,874

                                        Delaware Devon Fund
                                          Class A Shares

                       Total Amount of        Amounts Reallowed to  Net Commission to
Fiscal Year Ended  Underwriting Commissions        Dealers             Distributor
-------------------------------------------------------------------------------------
10/31/03                   $   83,509            $   76,682            $   6,827
10/31/02                   $  123,408            $  107,198            $  16,210
10/31/01                   $  141,826            $  123,257            $  18,569

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                              Limited CDSC Payments

                          Delaware Balanced Fund            Delaware Devon Fund
Fiscal Year Ended                A Class                          A Class
-------------------------------------------------------------------------------
10/31/03                         $     -                          $     -
10/31/02                         $     -                          $   455
10/31/01                         $    72                          $   135


         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

                                  CDSC Payments

                          Delaware Balanced Fund            Delaware Devon Fund
Fiscal Year Ended                B Class                         B Class
-------------------------------------------------------------------------------
10/31/03                       $   123,687                     $   142,647
10/31/02                       $   210,793                     $   348,408
10/31/01                       $    14,215                     $    26,487

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

                                  CDSC Payments

                          Delaware Balanced Fund            Delaware Devon Fund
Fiscal Year Ended                C Class                         C Class
-------------------------------------------------------------------------------
10/31/03                       $   3,675                        $  1,869
10/31/02                       $     974                        $  1,422
10/31/01                       $   2,102                        $  1,835

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Funds and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge for (i) each open and closed account on the their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

                     Shareholder Accounts  $21.25 Per Annum
                     Retirement Accounts   $30.00 Per Annum

         These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

         The Transfer Agent also provides accounting services to the Funds. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.020% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds I's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds I to delete the words "Delaware Group" from Equity Funds I's name.

         The JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of each Fund's securities and cash. As custodian for the Funds, JPMorgan maintains a separate account or accounts for the Funds; receives, holds and releases portfolio securities on account of the Funds; receives and disburses money on behalf of the Funds; and collects and receives income and other payments and distributions on account of the Funds' portfolio securities.

Capitalization

         Equity Funds I has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class.

         Each Fund currently offers five classes of shares. Each Class of each Fund represents a proportionate interest in the assets of that Fund, and each has the same voting and other rights and preferences as the other classes except that shares of an Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund may vote only on matters affecting the 12b-1 Plan that relates to the class of shares they hold. However, Class B Shares of each Fund may vote on any proposal to increase materially the fees to be paid by a Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Rule 12b-1 Plans of that Fund's Class A, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes. While shares of Equity Funds I have equal voting rights on matters affecting both Funds, each Fund would vote separately on any matter which it is directly affected by, such as any change in its own investment objective and policy or action to dissolve the Fund and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund.

         Prior to November 9, 1992, Equity Funds I offered only one series, now known as Delaware Balanced Fund and one class of shares, Delaware Balanced Fund A Class. Beginning November 9, 1992, Delaware Balanced Fund began offering Delaware Balanced Fund Institutional Class. Beginning December 29, 1993, Equity Funds I offered Delaware Devon Fund which offered Delaware Devon Fund A Class and Delaware Devon Fund Institutional Class. Class B Shares for each Fund were not offered prior to September 6, 1994, beginning as of November 29, 1995, each Fund began offering Class C Shares and beginning as of June 2, 2003, each Fund began offering Class R Shares.

         Effective as of the close of business December 27, 1996, the name of Delaware Group Delaware Fund, Inc. was changed to Delaware Group Equity Funds I, Inc. Also effective as of the close of business December 27, 1996, the name of Common Stock series was changed to Delaware Fund series.

         Prior to September 6, 1994, Delaware Balanced Fund A Class was known as Delaware Fund class and Delaware Balanced Fund Institutional Class was known as Delaware Fund (Institutional) class, and, prior to the same date, Dividend Growth Fund A Class was known as Dividend Growth Fund class and the Dividend Growth Fund Institutional Class was known as Dividend Growth Fund (Institutional) class. Effective as of the close of business on August 28, 1995, the name Dividend Growth Fund was changed to Devon Fund and the names of Dividend Growth Fund A Class, Dividend Growth Fund B Class and Dividend Growth Fund Institutional Class were changed to Devon Fund A Class, Devon Fund B Class and Devon Fund Institutional Class, respectively.

         Effective as of the close of business December 29, 1998, the name of Delaware Fund and its Classes, changed to Delaware Balanced Fund.

         Effective as of August 16, 1999, the name of Devon Fund and its Classes changed to Delaware Devon Fund.

         Effective as of December 28, 1999, the name of Delaware Group Equity Funds I, Inc. changed to Delaware Group Equity Funds I.

         Shares do not have preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

Noncumulative Voting

         Equity Funds I shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds I voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

         Ernst & Young LLP serves as the independent auditors for Equity Funds I and, in its capacity as such, audits the financial statements contained in each Fund's Annual Report. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended October 31, 2003, are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A -- INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:

         Delaware Diversified Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment-grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

         Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Diversified Value Fund seeks capital appreciation with current income as a secondary objective by investing in dividend-paying stocks and income producing securities that are convertible into common stocks. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors. Delaware Small Cap Growth Fund seeks to provide long-term capital growth by investing in common stocks of small growth-oriented or emerging growth companies that we believe offer above average opportunities for long-term price appreciation. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment advisor believes will benefit from technological advances and improvements. Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Delaware Diversified Growth Fund seeks capital appreciation by investing in stocks of companies that have growth potential that exceeds the average anticipated growth rate. Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Dividend Income Fund seeks to provide high current income and the potential for capital appreciation by investing primarily in income generating securities (debt and equity). Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Delaware Balanced Allocation Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Delaware Income Allocation Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Delaware Growth Allocation Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

         Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware International Small Cap Value Fund seeks to achieve long-term capital appreciation by investing primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries. Delaware International Value Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income.

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as secondary objective, high current income. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities market: high-yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining a dollar-weighted average effective maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Core Equity Fund seeks long-term capital appreciation. The Fund typically invests in large capitalization companies with relatively consistent earnings and growth records. Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware VIP Trust offers various series available exclusively as funding vehicles for certain insurance company separate accounts. Delaware VIP Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Delaware VIP Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Delaware VIP Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Delaware VIP Diversified Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed income securities markets: high-yield, higher risk securities; investment grad fixed-income securities; and foreign government and other foreign fixed-income securities. Delaware VIP Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Delaware VIP Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Delaware VIP Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware VIP High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. Delaware VIP International Value Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. Delaware VIP Large Cap Value Series seeks capital appreciation with current income as a secondary objective. It seeks to achieve its objective by investing primarily in common stocks of large, well-established companies. Delaware VIP REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Delaware VIP Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Delaware VIP Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Delaware VIP Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. Delaware VIP U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.


         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus.

                                     PART C
                                OTHER INFORMATION

Item 23.          Exhibits

                  (a)      Agreement and Declaration of Trust.

                           (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                           (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                  (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                  (c)      Copies of All Instruments Defining the Rights of
                           Holders.

                           (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999 as Exhibit
                                    (a)(1).

                           (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999 as Exhibit (b).

                  (d)      Investment Management Agreements.

                           (1) Executed Investment Management Agreement (December 28, 1999) between Delaware Management Company and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 111 filed October 30, 2000.

                  (e)      (1)      Distribution Agreements.

                                    (i)     Executed Distribution Agreement (May
                                            15, 2003) between Delaware
                                            Distributors, L.P. and the
                                            Registrant on behalf of each Fund
                                            attached as Exhibit.

                                    (ii)    Executed Second Amended and Restated
                                            Financial Intermediary Distribution
                                            Agreement (August 21, 2003) between
                                            Delaware Distributors, L.P. and
                                            Lincoln Financial Distributors, Inc.
                                            on behalf of the Registrant attached
                                            as Exhibit.

                           (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

                           (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November
                                    2000) incorporated into this filing by
                                    reference to Post-Effective Amendment No.
                                    114 filed December 30, 2002.

                           (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

                           (5) Bank/Trust Agreement. Bank/Trust Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

                  (f)      Inapplicable.

                  (g)      Custodian Agreements.

                           (1) Executed Global Custody Agreement (May 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                                    (i)      Executed Amendment (July 1, 2001)
                                             to Global Custody Agreement
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 114 filed December
                                             30, 2002.

                                    (ii)     Executed Amendment No. 1 to
                                             Schedule A (July 17, 2003) of
                                             Global Custody Agreement attached
                                             as Exhibit.

                           (2) Executed Securities Lending Agreement (December 22, 1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 111 filed October 30, 2000.

                                    (i)      Executed Amendment (October 1,
                                             2002) to Securities Lending
                                             Agreement incorporated into this
                                             filing by reference to
                                             Post-Effective Amendment No. 114
                                             filed December 30, 2002.

                                    (ii)     Executed Amendment No. 1 to
                                             Schedule A (July 17, 2003) to
                                             Securities Lending Agreement
                                             attached as Exhibit.

                  (h)      Other Material Contracts.

                           (1) Executed Shareholders Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

                                    (i)      Executed Amendment Letter (August
                                             23, 2002) to Shareholder Services
                                             Agreement attached as Exhibit.

                                    (i)      Executed Schedule B (May 15, 2003)
                                             to the Shareholder Services
                                             Agreement attached as Exhibit.

                           (2) Executed Delaware Family of Funds Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant on behalf of Delaware Balanced Fund and Delaware Devon Fund incorporated into this filing by reference to Post-Effective Amendment No. 104 filed December 24, 1996.

                                    (i)      Executed Schedule B (May 16, 2002)
                                             to the Delaware Family of Funds
                                             Fund Accounting Agreement
                                             incorporated into this filing by
                                             reference to Post-Effective
                                             Amendment No. 114 filed December
                                             30, 2002.

                                    (ii)     Executed Amendment No. 27 to
                                             Schedule A (October 1, 2003) of
                                             Delaware Family of Funds Fund
                                             Accounting Agreement attached as
                                             Exhibit.

                  (i) Legal Opinion. Incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999.

                  (j)      Consent of Auditors. Attached as Exhibit.

                  (k)      Inapplicable.

                  (l)      Inapplicable.

                  (m)      Plans under Rule 12b-1.

                           (1) Plan under Rule 12b-1 (April 19, 2001) for each Fund's A Class incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

                           (2) Plan under Rule 12b-1 (April 19, 2001) for each Fund's B Class incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

                           (3) Plan under Rule 12b-1 (April 19, 2001) for each Fund's C Class incorporated into this filing by reference to Post-Effective Amendment No. 113 filed December 28, 2001.

                           (4) Plan under Rule 12b-1 (May 1, 2003) for each Fund's R Class incorporated into this filing by reference to Post-Effective Amendment No. 115 filed April 30, 2003.

                  (n) Plan under Rule 18f-3. Incorporated into this filing by reference to Post-Effective Amendment No. 115 filed April 30, 2003.

                  (o)      Inapplicable.

                  (p)      Codes of Ethics.

                           (1) Codes of Ethics for Delaware Investments' Family of Funds incorporated into this filing by reference to Post-Effective Amendment No. 114 filed December 30, 2002.

                           (2) Code of Ethics for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P. attached as Exhibit.

                           (3) Code of Ethics for Lincoln Financial Distributors, Inc. incorporated into this filing by reference to Post-Effective Amendment No. 115 filed April 30, 2003.

                  (q)      Power of Attorney. Attached as Exhibit.

Item 24.          Persons Controlled by or under Common Control with Registrant.
                  None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 109 filed October 29, 1999 as Exhibit (b).

Item 26.          Business and Other Connections of Investment Adviser.

                  Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

                  The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      -----------------------------------------------------------------------------------------------
Jude T. Driscoll                 President/Chief Executive Officer of Delaware Management Company, Delaware Investment Advisers
                                 and Delaware Capital Management (each a series of Delaware Management Business Trust)

                                 Chairman of each fund in the Delaware Investments Family of Funds

                                 Chairman and Director of Delaware International Advisers Ltd.

                                 President/Chief Executive Officer and Director/Trustee of Delaware Management Holdings, Inc.,
                                 DMH Corp, DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                                 Management, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware
                                 Management Business Trust and Lincoln National Investment Companies, Inc.

                                 President of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust)

                                 Interim Chief Executive Officer and Director of Delaware International Holdings Ltd.

                                 Director of Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                 Distributors, L.P., LNC Administrative Services Corporation and HYPPCO Finance Company Ltd.

John C. E. Campbell              Executive Vice President/Global Marketing & Client Services of Delaware Management Company (a
                                 series of Delaware Management Business Trust)

                                 Executive Vice President/Global Marketing Sales, Client Services & Product of Delaware
                                 Investment Advisers (a series of Delaware Management Business Trust)

                                 Director of Delaware International Advisers Ltd.

Patrick P. Coyne                 Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of Delaware
                                 Management Company, Delaware Investment Advisers, Delaware Capital Management (each series of
                                 Delaware Management Business Trust), Delaware Management Holdings, Inc., Delaware Management
                                 Business Trust and Lincoln National Investment Companies, Inc.

                                 Senior Vice President/Deputy Chief Investment Officer - Fixed Income of each fund in the
                                 Delaware Investments Family of Funds

                                 President of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income
                                 Fund, inc.

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      -----------------------------------------------------------------------------------------------
Joseph H. Hastings               Executive Vice President/Interim Chief Financial Officer/Treasurer/Controller of Delaware
                                 Management Company, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), DMH Corp., Delaware Management Holdings, Inc.,
                                 DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                 Inc., Delaware Management Company, Inc., Delaware Management Business Trust and Lincoln
                                 National Investment Companies, Inc.

                                 Executive Vice President/Chief Financial Officer/Treasurer and Director of Delaware Management
                                 Trust Company

                                 Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc. and
                                 each fund in the Delaware Investments Family of Funds

                                 Executive Vice President/Interim Chief Financial Officer/Controller of Delaware Investment
                                 Advisers (a series of Delaware Management Business Trust)

                                 Senior Vice President/Treasurer/Corporate Controller of Delaware International Holdings Ltd.,
                                 Delaware Distributors, L.P. and LNC Administrative Services Corporation

                                 Senior Vice President/Treasurer/Controller of Delaware Service Company, Inc., Delaware
                                 Distributors, Inc.,

Joanne O. Hutcheson              Executive Vice President/Chief Operating Officer of Delaware Management Company, Delaware
                                 Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                 DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management,
                                 Inc., Delaware Management Company, Inc., Delaware Management Business Trust and Lincoln
                                 National Investment Companies, Inc.

                                 Senior Vice President/Human Resources of, Delaware Service Company, Inc., Retirement Financial
                                 Services, Inc., Delaware Management Trust Company, Delaware Distributors, L.P., Delaware
                                 Distributors, Inc., LNC Administrative Services Corporation and each fund in the Delaware
                                 Investments Family of Funds

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      -----------------------------------------------------------------------------------------------
Richelle S. Maestro              Executive Vice President/General Counsel/Secretary of Delaware Management Company, Delaware
                                 Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust)

                                 Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management
                                 Holdings, Inc., DMH Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Delaware
                                 General Management, Inc., Delaware Management Company, Inc., and Lincoln National Investment
                                 Companies, Inc.

                                 Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management
                                 Business Trust and Delaware Distributors, L.P.

                                 Senior Vice President/General Counsel/Secretary and Director of Delaware Distributors, Inc.

                                 Senior Vice President/General Counsel/Secretary of Delaware Service Company, Inc., Delaware
                                 Management Trust Company, Retirement Financial Services, Inc., and each fund in the Delaware
                                 Investments Family of Funds

                                 Senior Vice President/Deputy General Counsel/Assistant Secretary of Delaware International
                                 Holdings Ltd.

                                 Senior Vice President/Interim General Counsel/Secretary of LNC Administrative Services
                                 Corporation

                                 Vice President/Assistant Secretary of Delaware Offshore Funds Ltd.

                                 Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and
                                 Lincoln National Income Fund, Inc.

                                 General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA.

See Yeng Quek                    Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income of Delaware
                                 Management Company, Delaware Investment Advisers and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust)

                                 Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income and
                                 Director/Trustee of Delaware Management Holdings, Inc., Delaware Management Business Trust and
                                 Lincoln National Investment Companies, Inc.

                                 Director/Trustee of DHM Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc.,
                                 Delaware Management Company, Inc., Delaware Service Company, Inc. and Retirement Financial
                                 Services, Inc.,

Gerald S. Frey                   Managing Director/Chief Investment Officer - Growth Investing of Delaware Management Company,
                                 Delaware Investment Advisers, Delaware Capital Management (each a series of Delaware
                                 Management Business Trust), Delaware Management Holdings, Inc., Delaware Management Business
                                 Trust, Lincoln National Investments Companies, Inc. and each fund in the Delaware Investments
                                 Family of Funds

Douglas L. Anderson              Senior Vice President/Operations of Delaware Management Company (a series of Delaware
                                 Management Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc.,
                                 Retirement Financial Services, Inc. and Delaware Distributors, L.P

                                 Senior Vice President/Operations and Director of Delaware Management Trust Company

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      -----------------------------------------------------------------------------------------------
Robert L. Arnold                 Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                 Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                 Business Trust) and each fund in the Delaware Investments Family of Funds

Marshall T. Bassett              Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

                                 Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

Christopher S. Beck              Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                 Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                 Business Trust) and each fund in the Delaware Investments Family of Funds

Michael P. Bishof                Senior Vice President/Investment Accounting of Delaware Management Company, Delaware Capital
                                 Management (each a series of Delaware Management Business Trust), Delaware Service Company,
                                 Inc. and Delaware Distributors, L.P.

                                 Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a
                                 series of Delaware Management Business Trust)

                                 Senior Vice President/Manager of Investment Accounting of Delaware International Advisers Ltd.,

                                 Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

                                 Chief Financial Officer of Lincoln National Convertible Securities Fund, Inc. and Lincoln
                                 National Income Fund, Inc.

Lisa O. Brinkley                 Senior Vice President/Compliance Director of Delaware Management Company, Delaware Investment
                                 Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                 Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                 Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management, Inc.,
                                 Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc.
                                 Retirement Financial Services, Inc., Delaware Management Business Trust, Delaware
                                 Distributors, L.P., Lincoln National Investment Companies, Inc., LNC Administrative Services
                                 Corporation and each fund in the Delaware Investments Family of Funds

                                 Senior Vice President/Compliance Director/Assistant Secretary of Delaware Management Trust
                                 Company

Ryan K. Brist                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                 Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                 Vice President of Lincoln National Income Fund, Inc.

Timothy G. Connors               Senior Vice President/Chief Investment Officer - Value Investing of Delaware Management
                                 Company, Delaware Investment Advisers (each a series of Delaware Management Business Trust),
                                 Delaware Management Holdings, Inc., Delaware Management Business Trust , Lincoln National
                                 Investment Companies, Inc. and each fund in the Delaware Investments Family of Funds

Nancy M. Crouse                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                 Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investment Family of Funds

George E. Deming                 Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                 Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                 Director of Delaware International Advisers Ltd.

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      -----------------------------------------------------------------------------------------------
Robert J. DiBraccio              Senior Vice President/Head of Equity Trading of Delaware Management Company, Delaware
                                 Investment Advisers and Delaware Capital Management (each a series of Delaware Management
                                 Business Trust)

J. Paul Dokas                    Senior Vice President/Director of Research - Quantitative of Delaware Management Company,
                                 Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

John B. Fields                   Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                 Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                 Trustee of Delaware Management Business Trust

John A. Heffern                  Senior Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

                                 Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

Carolyn McIntyre(1)              Senior Vice President/Human Resources of Delaware Management Company, Delaware Investment
                                 Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                 Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                 Holding Company, Inc., Delaware General Management, Inc., Delaware Management Business Trust
                                 and Lincoln National Investment Companies, Inc.

Susan L. Natalini                Senior Vice President/Global Marketing & Client Services of Delaware Management Company and
                                 Delaware Investment Advisers (each a series of Delaware Management Business Trust)

Francis X. Morris                Senior Vice President/Portfolio Manager of Delaware Management Company (a series of Delaware
                                 Management Business Trust)

                                 Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of
                                 Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                 Vice President/Senior Portfolio Manager of Delaware General Management, Inc.

                                 Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware
                                 Management Business Trust)

John J. O'Connor                 Senior Vice President/Investment Accounting of Delaware Management Company (a series of
                                 Delaware Management Business Trust) and Delaware Service Company, Inc.

                                 Senior Vice President/Investment Accounting/Assistant Treasurer of Delaware Investment
                                 Advisers (a series of Delaware Management Business Trust)

                                 Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments Family of
                                 Funds

Philip R Perkins(2)              Senior Vice President/Senior Portfolio Manager of Delaware Management Company and Delaware
                                 Investment Adviser (each a series of Delaware Management Business Trust)

Timothy L. Rabe                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware
                                 Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Paul M. Ross                     Senior Vice President/Global Marketing & Client Services of Delaware Management Company and
                                 Delaware Investment Advisers (each a series of Delaware Management Business Trust)

James L. Shields                 Senior Vice President/Chief Information Officer of Delaware Management Company, Delaware
                                 Investment Advisers, Delaware Capital Management (each a series of Delaware Management
                                 Business Trust), Delaware Service Company, Inc., Retirement Financial Services, Inc. and
                                 Delaware Distributors, L.P.

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      -----------------------------------------------------------------------------------------------
David Starer(3)                  Senior Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company,
                                 Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Ward W. Tatge                    Senior Vice President/Director of Fixed Income Research of Delaware Management Company,
                                 Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Gary T. Abrams                   Vice President/Equity Trader of Delaware Management Company and Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust)

Christopher S. Adams             Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a
                                 series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                                 Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of Delaware
                                 Management Business Trust)

Damon J. Andres                  Vice President/Senior Fixed Income Portfolio Manager I of Delaware Management Company (a
                                 series of Delaware Management Business Trust)

                                 Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of
                                 Funds

                                 Vice President/Portfolio Manager of Delaware Investment Advisers (a series of Delaware
                                 Management Business Trust)

                                 Vice President of Lincoln National Convertible Securities Fund, Inc.

Joseph Baxter                    Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

Richard E. Biester               Vice President/Equity Trader of Delaware Management Company and Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust)

Vincent A. Brancaccio            Vice President/Senior Equity Trader of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

Michael P. Buckley               Vice President/Portfolio Manager/Director of Municipal Research of Delaware Management Company
                                 and Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                                 Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the Delaware
                                 Investments Family of Funds

MaryEllen M. Carrozza            Vice President/Client Services of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust), Delaware General Management, Inc. and
                                 each fund in the Delaware Investments Family of Funds

Stephen R. Cianci                Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

                                 Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware
                                 Management Business Trust)

M. L. Conery                     Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      ---------------------------------------------------------------------------------------------------
David F. Connor                  Vice President/Deputy General Counsel/Assistant Secretary of Delaware Management Company,
                                 Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management
                                 (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                 Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware Management Company,
                                 Inc., Delaware Service Company, Inc., Delaware Distributors, Inc. Retirement Financial
                                 Services, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware
                                 Distributors, L.P., Lincoln National Investment Companies, Inc., LNC Administrative Services
                                 Corporation and each fund in the Delaware Investments Family of Funds

                                 Secretary of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund,
                                 Inc.

Scott E. Decatur(4)              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investment Family of Funds

Joseph F. DeMichele              Vice President/High Grade Trading of Delaware Management Company (a series of Delaware
                                 Management Business Trust)

                                 Vice President/Senior High Grade Trading of Delaware Investment Advisers (a series of
                                 Delaware Management Business Trust)

Joel A. Ettinger                 Vice President/Taxation of Delaware Management Company, Delaware Investment Advisers, Delaware
                                 Capital Management, Delaware Lincoln Cash Management (each a series of Delaware Management
                                 Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding Company, Inc.,
                                 Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company,
                                 Inc., Delaware Distributors, Inc. Retirement Financial Services, Inc., Delaware Management
                                 Business Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                 Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

Phoebe W. Figland                Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                 Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                 Investments Family of Funds

Joseph Fiorilla                  Vice President/Trading Operations of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

Charles E. Fish                  Vice President/Senior Equity Trader of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

Clifford M. Fisher(5)            Vice President/Senior Bond Trader of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

Denise A. Franchetti             Vice President/Portfolio Manager/Municipal Bond Credit Analyst of Delaware Management Company,
                                 Delaware Investment Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Brian Funk                       Vice President/High Yield Analyst of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                 Family of Funds

James A. Furgele                 Vice President/Investment Accounting of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.
                                 and each fund in the Delaware Investments Family of Funds

Brent C. Garrells                Vice President/High Yield Analyst of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                 Family of Funds

Daniel V. Geatens                Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                 Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                 Investments Family of Funds

Stuart M. George                 Vice President/Equity Trader of Delaware Management Company and Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust)

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      ---------------------------------------------------------------------------------------------------
Robert E. Ginsberg               Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Management Company (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of
                                 Funds

                                 Vice President/Portfolio Manager/Senior Equity Analyst of Delaware Investment Advisers (a
                                 series of Delaware Management Business Trust)

Barry Gladstein                  Vice President/Portfolio Analyst of Delaware Management Company and Delaware Investment
                                 Advisers (a series of Delaware Management Business Trust)

                                 Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware Management
                                 Business Trust) and each fund in the Delaware Investments Family of Funds

Paul Grillo                      Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

                                 Vice President/Portfolio Manager of Delaware Capital Management (a series of Delaware Management
                                 Business Trust)

Brian T. Hannon                  Vice President/Equity Analyst of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                 Family of Funds

Jonathan Hatcher(6)              Vice President/Senior High Yield Trader of Delaware Management Company (a series of Delaware
                                 Management Business Trust)

                                 Vice President/Senior High Yield Analysis of Delaware Investment Advisers (a series of Delaware
                                 Management Business Trust)

Francis J. Houghton, Jr.         Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

Jeffrey W. Hynoski               Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                 Family of Funds

Cynthia Isom                     Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                 Family of Funds

Kenneth R. Jackson               Vice President/Equity Analyst of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments
                                 Family of Funds

Steven T. Lampe                  Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment Advisers,
                                 Delaware Capital Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Kevin S. Lee                     Vice President/Assistant Controller of Delaware Management Company, Delaware Investment
                                 Advisers, Delaware Capital Management, Delaware Lincoln Cash Management (each a series of
                                 Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL
                                 Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General Management, Inc.,
                                 Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc.
                                 Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Management
                                 Business Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC
                                 Administrative Services Corporation and LNC Administrative Services Corporation

SooHee Lee-Lim                   Vice President/Client Services of Delaware Management Company and Delaware Investment Advisers
                                 (each a series of Delaware Managsment Business Trust)

Andrew M. McCullagh, Jr.         Vice President/Senior Portfolio Manager of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      -----------------------------------------------------------------------------------------------
Michael S. Morris                Vice President/Portfolio Manager of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

                                 Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of Funds

John R. Murray                   Vice President/Senior Equity Analyst of Delaware Management Company (a series of Delaware
                                 Management Business Trust)

Brian L. Murray. Jr.(7)          Vice President/Associate General Counsel/Assistant Secretary of Delaware Management Company,
                                 Delaware Investment Advisers, Delaware Capital Management (each a series of Delaware
                                 Management Business Trust), Delaware Service Company, Inc., Delaware Distributors, Inc.,
                                 Retirement Financial Services, Inc., Delaware Management Business Trust, Delaware
                                 Distributors, L.P., and each fund in the Delaware Investments Family of Funds

David P. O'Connor                Vice President/Associate General Counsel/Assistant Secretary of Delaware Management Company,
                                 Delaware Investment Advisers, Delaware Capital Management, Delaware Lincoln Cash Management
                                 (each a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                 Corp., DIAL Holding Company, Inc., Delaware Investments U.S., Inc., Delaware General
                                 Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware
                                 Distributors, Inc. Retirement Financial Services, Inc., Delaware Management Business Trust,
                                 Delaware Distributors, L.P., Lincoln National Investment Companies, Inc., LNC Administrative
                                 Services Corporation and each fund in the Delaware Investments Family of Funds

Philip O. Obazee(8)              Vice President/Derivatives Manager of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

Donald G. Padilla                Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

                                 Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds

Richard Salus                    Vice President/Deputy Controller of Delaware Management Company, Delaware Investment Advisers,
                                 Delaware Capital Management, Delaware Lincoln Cash Management (each a series of Delaware
                                 Management Business Trust), Delaware Management Holdings, Inc., DMH Corp., DIAL Holding
                                 Company, Inc., Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware
                                 Management Company, Inc., Lincoln National Investment Companies, Inc., LNC Administrative
                                 Services Corporation and LNC Administrative Services Corporation

                                 Vice President/Assistant Controller of Delaware International Holdings Ltd., Delaware Service
                                 Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Delaware
                                 Management Trust Company, Delaware Management Business Trust and Delaware Distributors, L.P.

Kevin C. Schildt                 Vice President/Senior Municipal Credit Analyst of Delaware Management Company and Delaware
                                 Investment Advisers (each a series of Delaware Management Business Trust)

                                 Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of Funds

Richard D. Seidel                Vice President/Assistant Controller/Manager - Payroll of Delaware Management Company, Delaware
                                 Investment Advisers, Delaware Lincoln Cash Management (each a series of Delaware Management
                                 Business Trust), Delaware Investments, U.S., Delaware General Management, Inc., Delaware
                                 Management Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc.,
                                 Delaware Management Business Trust, Lincoln Investment Companies, Inc. and LNC Administrative
                                 Services Corporation

                                 Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware
                                 Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., DIAL Holding
                                 Company, Inc., Delaware Service Company, Inc. and Delaware Distributors, L.P.

Name and Principal Business      Positions & Offices with Delaware Management Company and its affiliates and other
Address                          Positions & Offices Held
---------------------------      -----------------------------------------------------------------------------------------------
Brenda L. Sprigman               Vice President/Business Manager - Fixed Income of Delaware Management Company and Delaware
                                 Investment Advisers (each a series of Delaware Management Business Trust)

Matthew J. Stephens              Vice President/Senior High Grade Analyst of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

Michael T. Taggart               Vice President/Facilities & Administrative Services of Delaware Management Company, Delaware
                                 Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service
                                 Company, Inc., Delaware Distributors, Inc. and Delaware Distributors, L.P.

Lori P. Wachs                    Vice President/Portfolio Manager of Delaware Management Company, Delaware Investment Advisers
                                 (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

Laura Wagner                     Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                 Management Business Trust), Delaware Service Company, Inc. and each fund in the Delaware
                                 Investments Family of Funds

Chris Welker                     Vice President/Senior High Grade Trader of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

James J. Wright                  Vice President/Senior Equity Analyst of Delaware Management Company, Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust) and each fund in the Delaware
                                 Investments Family of Funds

Erik E. Zipf                     Vice President/Equity Analyst II of Delaware Management Company and Delaware Investment
                                 Advisers (each a series of Delaware Management Business Trust)

                                 Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds

(1)      HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(2)      MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(3)      SENIOR QUANTITATIVE ANALYST, Jacobs Levy Equity Management, 1996-2001.
(4) QUANTITATIVE INVESTMENT PROFESSIONAL, Grantham, Mayo, VanOtterloo & Co., 1997-2002.
(5)      VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(6)      SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(7)      ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
(8) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.

Item 27.          Principal Underwriters.

                  (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address     Positions & Offices with Underwriter        Positions & Offices with Registrant
-----------------------------------     ------------------------------------        -----------------------------------
Delaware Distributors, Inc.             General Partner                             None
Delaware Capital Management             Limited Partner                             None
Delaware Investment Advisers            Limited Partner                             None
Jude T. Driscoll                        President/Chief Executive Officer           Chairman
Joseph H. Hastings                      Executive Vice President                    Executive Vice President/Chief Financial
                                                                                    Officer
Joanne O. Hutcheson                     Executive Vice President                    Senior Vice President/Human Resources
Richelle S. Maestro                     Executive Vice President/General            Senior Vice President/General Counsel/
                                        Counsel/ Secretary                          Secretary

Name and Principal Business Address     Positions & Offices with Underwriter        Positions & Offices with Registrant
-----------------------------------     ------------------------------------        -----------------------------------
Diane M. Anderson                       Senior Vice President/Retirement            None
                                        Opertions
Douglas L. Anderson                     Senior Vice President/Operations            None
Michael P. Bishof                       Senior Vice President/Investment            Senior Vice President/Treasurer
                                        Accounting
Lisa O. Brinkley                        Senior Vice President/Compliance Director   Senior Vice President/Compliance Director
Kevin J. Lucey                          Senior Vice President/Chief of Sales,       None
                                        Client Services & Marketing
Thomas M McConnell                      Senior Vice President/Senior 529 Plans      None
                                        Product Manager
Carolyn McIntyre                        Senior Vice President/Human Resources       None
John M. Ring                            Senior Vice President/Defined               None
                                        Contribution Sales Director
James L. Shields                        Senior Vice President/Chief Information     None
                                        Officer
Daniel H. Carlson                       Vice President/Marketing Services           None
Elisa C. Colkitt                        Vice President/Broker Dealer Operations     None
                                        & Service Support
David F. Connor                         Vice President/Deputy General               Vice President/Deputy General
                                        Counsel/Assistant Secretary                 Counsel/Assistant Secretary
Joel A. Ettinger                        Vice President/Taxation                     Vice President/Taxation
Susan T. Friestedt                      Vice President/Retirement Services          None
Edward M. Grant                         Vice President/Defined Contribution         None
                                        Sales Manager
Jeffrey M. Kellogg                      Vice President/Senior Product               None
                                        Manager/Communications Manager
Kevin S. Lee                            Vice President/Assistant Controller         None
Patricia McWilliams                     Vice President/Client Services              None
David P. O'Connor                       Vice President/Associate General            Vice President/Associate General
                                        Counsel/Assistant Secretary                 Counsel/Assistant Secretary
Brian L. Murray, Jr.                    Vice President/Associate General            Vice President/Associate General
                                        Counsel/Assistant Secretary                 Counsel/Assistant Secretary
Robinder Pal                            Vice President/Senior Retail                None
                                        e-Business/Production Services Manager
Richard  Salus                          Vice President/Assistant Controller         None
Richard D. Seidel                       Vice President/Assistant Controller         None
Michael T. Taggart                      Vice President/Facilities &                 None
                                        Administrative Services
Joseph T. Van Thuyne                    Vice President/Human Resources Generalist   None

                  (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

                  (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

Name and Principal Business Address     Positions & Offices with LFD                Positions & Offices with Registrant
-----------------------------------     ----------------------------                -----------------------------------
Westley V. Thompson                     President/Chief Executive Officer and       None
                                        Director
David M. Kittredge                      Senior Vice President/Chief Operating       None
                                        Officer and Director
Margaret Skinner                        Senior Vice President                       None
Frederick J. Crawford(1)                Vice President/Treasurer                    None
Patrick Caufield(2)                     Vice President/Chief Compliance Officer     None
Keith J. Ryan(3)                        Financial Officer                           None
Cynthia A. Rose(3)                      Secretary                                   None

(1)      1500 Market Street, Philadelphia, PA 19103.
(2)      350 Church Street, Hartford, CT 06103
(3)      1300 Clinton Street, Fort Wayne, IN 46802

                  (c)      Inapplicable.

Item 28. Location of Accounts and Records. All accounts and records are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103.

Item 29.          Management Services.  None.

Item 30.          Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 29th day of December, 2003.

                                                   DELAWARE GROUP EQUITY FUNDS I

                                                   By:     Jude T. Driscoll
                                                      -------------------------
                                                           Jude T. Driscoll
                                                               Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

           Signature                                  Title                               Date
-------------------------------     ------------------------------------------      -----------------
Jude T. Driscoll                    Chairman (Principal Executive Officer) and      December 29, 2003
-------------------------------     Trustee
Jude T. Driscoll

                              *     Trustee                                         December 29, 2003
-------------------------------
Walter P. Babich

                              *     Trustee                                         December 29, 2003
------------------------------
John H. Durham

                              *     Trustee                                         December 29, 2003
-------------------------------
John A. Fry

                              *     Trustee                                         December 29, 2003
-------------------------------
Anthony D. Knerr

                              *     Trustee                                         December 29, 2003
-------------------------------
Ann R. Leven

                              *     Trustee                                         December 29, 2003
-------------------------------
Thomas F. Madison

                              *     Trustee                                         December 29, 2003
-------------------------------
Janet L. Yeomans

Joseph H. Hastings                  Chief Financial Officer (Principal Financial    December 29, 2003
-------------------------------     Officer)
Joseph H. Hastings

                              *By:        Jude T. Driscoll
                                  --------------------------------
                                          Jude T. Driscoll
                                       As Attorney-in-Fact for
                                    each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Exhibits

                                       to

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.     Exhibit
-----------     -------

EX-99.E1(i)     Executed Distribution Agreement (May 15, 2003) between Delaware
                Distributors, L.P. and the Registrant on behalf of each Fund

EX-99.E1(ii)    Executed Second Amended and Restated Financial Intermediary
                Distribution Agreement (August 21, 2003) between Delaware
                Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant

EX-99.G1(ii)    Executed Amendment No. 1 to Schedule A (July 17, 2003) of Global
                Custody Agreement

EX-99.G2(ii)    Executed Amendment No. 1 to Schedule A (July 17, 2003) to
                Securities Lending Agreement

EX-99.H1(i)     Executed Amendment Letter (August 23, 2002) to Shareholder
                Services Agreement

EX-99.H1(ii)    Executed Schedule B (May 15, 2003) to the Shareholder Services
                Agreement

EX-99.H2(ii)    Executed Amendment No. 27 (October 1, 2003) to Schedule A of
                Delaware Investments Family of Funds Fund Accounting Agreement

EX-99.J         Consent of Auditor

EX-99.P2 Code of Ethics for Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Distributors, L.P.